Exhibit 4.1

DUKE ENERGY CORPORATION

TO

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

Trustee and Calculation Agent

Twenty-fifth Supplemental Indenture
Dated as of June 10, 2021

$500,000,000 FLOATING RATE SENIOR NOTES DUE 2023

$1,000,000,000 2.55% SENIOR NOTES DUE 2031

$750,000,000 3.30% SENIOR NOTES DUE 2041

$750,000,000 3.50% SENIOR NOTES DUE 2051

TABLE OF CONTENTS1

ARTICLE I

FLOATING RATE SENIOR NOTES DUE 2023

1 This Table of Contents does not constitute part of the Indenture or have any bearing upon the interpretation of any of its terms and provisions.

i

Exhibit A – Form of Floating Rate Senior Note Due 2023

Exhibit B – Certificate of Authentication

Exhibit C – Form of 2.55% Senior Notes due 2031

Exhibit D – Certificate of Authentication

Exhibit E– Form of 3.30% Senior Notes due 2041

Exhibit F – Certificate of Authentication

Exhibit G– Form of 3.50% Senior Notes due 2051

Exhibit H – Certificate of Authentication

ii

THIS TWENTY-FIFTH SUPPLEMENTAL INDENTURE is made as of the 10th day of June, 2021, by and among DUKE ENERGY CORPORATION, a Delaware corporation, having its principal office at 550 South Tryon Street, Charlotte, North Carolina 28202-1803 (the “Corporation”), and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.), a national banking association, as Trustee (herein called the “Trustee”) and Calculation Agent.

WITNESSETH:

WHEREAS, the Corporation has heretofore entered into an Indenture, dated as of June 3, 2008 (the “Original Indenture”), with The Bank of New York Mellon Trust Company, N.A., as Trustee;

WHEREAS, the Original Indenture is incorporated herein by this reference and the Original Indenture, as it may be amended and supplemented to the date hereof, including by this Twenty-fifth Supplemental Indenture, is herein called the “Indenture”;

WHEREAS, under the Indenture, a new series of Securities may at any time be established in accordance with the provisions of the Indenture and the terms of such series may be described by a supplemental indenture executed by the Corporation and the Trustee;

WHEREAS, the Corporation hereby proposes to create under the Indenture four additional series of Securities;

WHEREAS, additional Securities of other series hereafter established, except as may be limited in the Indenture as at the time supplemented and modified, may be issued from time to time pursuant to the Indenture as at the time supplemented and modified; and

WHEREAS, all conditions necessary to authorize the execution and delivery of this Twenty-fifth Supplemental Indenture and to make it a valid and binding obligation of the Corporation have been done or performed.

NOW, THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

FLOATING RATE SENIOR NOTES DUE 2023

Section 1.01.          Establishment. There is hereby established a new series of Securities to be issued under the Indenture, to be designated as the Corporation’s Floating Rate Senior Notes due 2023 (the “Floating Rate Notes”).

There are to be authenticated and delivered initially $500,000,000 principal amount of the Floating Rate Notes, and no further Floating Rate Notes shall be authenticated and delivered except as provided by Section 304, 305, 306 or 906 of the Original Indenture and the last paragraph of Section 301 thereof.  The Floating Rate Notes shall be issued in fully registered form without coupons.

The Floating Rate Notes shall be in substantially the form set out in Exhibit A hereto, and the form of the Trustee’s Certificate of Authentication for the Floating Rate Notes shall be in substantially the form set forth in Exhibit B hereto.

Each Floating Rate Note shall be dated the date of authentication thereof and shall bear interest from the date of original issuance thereof or from the most recent Interest Payment Date to which interest has been paid or duly provided for.

Section 1.02.          Definitions. The following defined terms used in this Article I shall, unless the context otherwise requires, have the meanings specified below for purposes of the Floating Rate Notes.  Capitalized terms used herein for which no definition is provided herein shall have the meanings set forth in the Original Indenture.

“Benchmark” means, initially, Compounded SOFR, as such term is defined below; provided that if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to Compounded SOFR (or the published SOFR Index used in the calculation thereof) or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement.

“Benchmark Replacement” means the first alternative set forth in the order below that can be determined by the Corporation (or its Designee) as of the Benchmark Replacement Date:

(1)	the sum of: (a) the alternate rate of interest that has been selected or recommended by the Relevant Governmental Body as the replacement for the then-current Benchmark and (b) the Benchmark Replacement Adjustment;

(2)	the sum of: (a) the ISDA Fallback Rate and (b) the Benchmark Replacement Adjustment; and

(3)	the sum of: (a) the alternate rate of interest that has been selected by the Corporation (or its Designee) as the replacement for the then-current Benchmark giving due consideration to any industry-accepted rate of interest as a replacement for the then-current Benchmark for U.S. dollar denominated Floating Rate Notes at such time and (b) the Benchmark Replacement Adjustment.

“Benchmark Replacement Adjustment” means the first alternative set forth in the order below that can be determined by the Corporation (or its Designee) as of the Benchmark Replacement Date:

(1)	the spread adjustment, or method for calculating or determining such spread adjustment, (which may be positive or negative value or zero) that has been selected or recommended by the Relevant Governmental Body for the applicable Unadjusted Benchmark Replacement;

(2)	if the applicable Unadjusted Benchmark Replacement is equivalent to the ISDA Fallback Rate, then the ISDA Fallback Adjustment; and

(3)	the spread adjustment (which may be a positive or negative value or zero) that has been selected by the Corporation (or its Designee) giving due consideration to any industry-accepted spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the then-current Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollar denominated Floating Rate Notes at such time.

The Benchmark Replacement Adjustment shall not include the Margin and such Margin shall be applied to the Benchmark Replacement to determine the interest payable on the Floating Rate Notes.

“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition or interpretation of “interest period”, timing and frequency of determining rates and making payments of interest, rounding of amounts or tenor, and other administrative matters), or any other changes to any other terms or provisions of the Floating Rate Notes, in each case that the Corporation (or its Designee) decides may be appropriate to reflect the adoption of such Benchmark Replacement in a manner substantially consistent with market practice (or, if the Corporation (or its Designee) decides that adoption of any portion of such market practice is not administratively feasible or if the Corporation (or its Designee) determines that no market practice for use of the Benchmark Replacement exists, in such other manner as the Corporation (or its Designee) determines is reasonably necessary or practicable).

“Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark:

(1)	in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of the Benchmark permanently or indefinitely ceases to provide the Benchmark; or

(2)	in the case of clause (3) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein.

For the avoidance of doubt, if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination.

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark (including the daily published component used in the calculation thereof):

(1)	a public statement or publication of information by or on behalf of the administrator of the Benchmark (or such component) announcing that such administrator has ceased or will cease to provide the Benchmark (or such component), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark (or such component);

(2)	a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark (or such component), the central bank for the currency of the Benchmark (or such component), an insolvency official with jurisdiction over the administrator for the Benchmark (or such component), a resolution authority with jurisdiction over the administrator for the Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for the Benchmark (or such component), which states that the administrator of the Benchmark (or such component) has ceased or will cease to provide the Benchmark (or such component) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark (or such component); or

(3)	a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark announcing that the Benchmark is no longer representative.

“Business Day” means any day other than a Saturday or Sunday that is neither a Legal Holiday nor a day on which banking institutions in New York, New York are authorized or required by law, regulation or executive order to close, or a day on which the Corporate Trust Office is closed for business.

“Calculation Agent” means a banking institution or trust company appointed by the Corporation to act as calculation agent, initially The Bank of New York Mellon Trust Company, N.A., pursuant to Section 5.01 hereof.

“Compounded SOFR” will be determined by the Calculation Agent in accordance with the following formula (and the resulting percentage will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point):

(	SOFR IndexEnd	–	1)	X	360
	SOFR IndexStart				dc

where:

“SOFR IndexStart” = For periods other than the initial interest period, the SOFR Index value on the preceding Interest Payment Determination Date, and, for the initial interest period, the SOFR Index value two U.S. Government Securities Business Days before the Original Issue Date;

“SOFR IndexEnd” = The SOFR Index value on the Interest Payment Determination Date relating to the applicable Interest Payment Date (or, in the final interest period, relating to the Stated Maturity); and

“dc” is the number of calendar days in the relevant Observation Period.

If a SOFR IndexStart or SOFR IndexEnd is not published on the associated Interest Payment Determination Date and a Benchmark Transition Event and its related Benchmark Replacement Date have not occurred with respect to SOFR, “Compounded SOFR” means, for the applicable interest period for which such index is not available, the rate of return on a daily compounded interest investment calculated in accordance with the formula for SOFR Averages, and definitions required for such formula, published on the SOFR Administrator’s Website at https://www.newyorkfed.org/markets/treasury-repo-reference-rates-information. For the purposes of this provision, references in the SOFR Averages compounding formula and related definitions to “calculation period” shall be replaced with “Observation Period” and the words “that is, 30-, 90-, or 180- calendar days” shall be removed. If SOFR does not so appear for any day, “i” in the Observation Period, SOFRi for such day “i” shall be SOFR published in respect of the first preceding U.S. Government Securities Business Day for which SOFR was published on the SOFR Administrator’s Website.

“Designee” means an independent financial advisor or such other designee of the Corporation. For the avoidance of doubt, in no event shall the Calculation Agent, the Trustee or the Paying Agent be the Designee.

“Interest Payment Date” means March 10, June 10, September 10 and December 10 of each year, commencing on September 10, 2021.

“Interest Payment Determination Date” means the date that is two U.S. Government Securities Business Days before each Interest Payment Date.

“interest period” means (i) the period commencing on any Interest Payment Date (or, with respect to the initial interest period only, commencing on the date of original issuance) to, but excluding, the next succeeding Interest Payment Date or (ii) in the case of the last such period, the period from and including the Interest Payment Date immediately preceding the Stated Maturity to, but excluding, the Stated Maturity.

“ISDA Definitions” means the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time.

“ISDA Fallback Adjustment” means the spread adjustment (which may be a positive or negative value or zero) that would apply for derivatives transactions referencing the ISDA Definitions to be determined upon the occurrence of an index cessation event with respect to the Benchmark.

“ISDA Fallback Rate” means the rate that would apply for derivatives transactions referencing the ISDA Definitions to be effective upon the occurrence of an index cessation date with respect to the Benchmark for the applicable tenor excluding the applicable ISDA Fallback Adjustment.

“Margin” has the meaning set forth in Section 1.03(a) hereof.

“Observation Period” means, in respect of each interest period, the period from, and including, the date that is two U.S. Government Securities Business Days preceding the first date in such interest period to, but excluding, the date that is two U.S. Government Securities Business Days preceding the Interest Payment Date for such interest period (or in the final interest period, preceding the Stated Maturity).

“Original Issue Date” means June 10, 2021.

“Reference Time” with respect to any determination of the Benchmark means (1) if the Benchmark is Compounded SOFR, the SOFR Index Determination Time, as such time is defined above, and (2) if the Benchmark is not Compounded SOFR, the time determined by the Corporation (or its Designee) in accordance with the Benchmark Replacement Conforming Changes.

“Regular Record Date” means, with respect to each Interest Payment Date, the close of business on (i) the business day immediately preceding such Interest Payment Date so long as all of the Floating Rate Notes remain in book-entry only form or (ii) the 15th calendar day immediately preceding such Interest Payment Date (whether or not a Business Day) if any of the Floating Rate Notes do not remain in book-entry only form.

“Relevant Governmental Body” means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York or any successor thereto.

“SOFR” means the daily secured overnight financing rate as provided by the SOFR Administrator on the SOFR Administrator’s Website.

“SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of SOFR).

“SOFR Administrator’s Website” means the website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org, or any successor source.

“SOFR Index” means, with respect to any U.S. Government Securities Business Day:

(1)	the SOFR Index value as published by the SOFR Administrator (as defined below) as such index appears on the SOFR Administrator’s Website at 3:00 p.m. (New York time) on such U.S. Government Securities Business Day (the “SOFR Index Determination Time”); provided that:

(2)

if a SOFR Index value does not so appear as specified in (1) above at the SOFR Index Determination Time, then: (i) if a Benchmark Transition Event and its related Benchmark Replacement Date have not occurred with respect to SOFR, then Compounded SOFR shall be the rate determined pursuant to the “SOFR Index Unavailable Provisions” described below; or (ii) if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to SOFR, then Compounded SOFR shall be the rate determined pursuant to Section 1.03(b) hereof.

“SOFR Index Determination Time” has the meaning set forth in the definition of SOFR Index.

“Stated Maturity” means June 10, 2023.

“Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Replacement Adjustment.

“U.S. Government Securities Business Day” means any day except for a Saturday, a Sunday or a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

Section 1.03.          Payment of Principal and Interest. The principal of the Floating Rate Notes shall be due at Stated Maturity.  The Floating Rate Notes shall bear interest from the Original Issue Date or from the most recent Interest Payment Date to which interest has been paid or provided for at the rates set quarterly pursuant to this Section 1.03, payable quarterly in arrears on each Interest Payment Date to the Person or Persons in whose name each Floating Rate Note is registered on the Regular Record Date for such Interest Payment Date; provided that interest payable at the Stated Maturity as provided herein shall be paid to the Person to whom principal is payable.  Interest on the Floating Rate Notes will accrue from and including the Original Issue Date to, but excluding, the first Interest Payment Date. Starting on the first Interest Payment Date, interest on the Floating Rate Notes will accrue from and including the last Interest Payment Date to which the Corporation has paid, or duly provided for the payment of, interest on the Floating Rate Notes to, but excluding, the next succeeding Interest Payment Date. No interest will accrue on the Floating Rate Notes on the Stated Maturity. Any such interest that is not so punctually paid or duly provided for shall forthwith cease to be payable to the Holders on such Regular Record Date and may either be paid to the Person or Persons in whose name each Floating Rate Note is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee (“Special Record Date”), notice whereof shall be given to Holders of each Floating Rate Note not less than ten (10) days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange, if any, on which the Floating Rate Notes may be listed, and upon such notice as may be required by any such exchange, all as more fully provided in the Original Indenture.

The amount of interest payable for any interest period will be computed on the basis of a 360-day year and the actual number of days in the Observation Period. If any Interest Payment Date falls on a day that is not a Business Day, the Corporation will make the interest payment on the next succeeding Business Day unless that Business Day is in the next succeeding calendar month, in which case (other than in the case of the Stated Maturity) the Corporation will make the interest payment on the immediately preceding Business Day. If an interest payment is made on the next succeeding Business Day, no interest will accrue as a result of the delay in payment. If the Stated Maturity falls on a day that is not a Business Day, the payment due on such date will be postponed to the next succeeding Business Day, and no further interest will accrue in respect of such postponement.

Payment of principal of and interest on the Floating Rate Notes shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.  Payments of principal of and interest on the Floating Rate Notes represented by a Global Security shall be made by wire transfer of immediately available funds to the Holder of such Global Security. If any of the Floating Rate Notes are no longer represented by a Global Security, (i) payments of principal and interest due at the Stated Maturity of such Floating Rate Notes shall be made at the office of the Paying Agent upon surrender of such Floating Rate Notes to the Paying Agent and (ii) payments of interest shall be made, at the option of the Corporation, subject to such surrender where applicable, by (A) check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (B) wire transfer at such place and to such account at a banking institution in the United States as may be designated in writing to the Trustee at least sixteen (16) days prior to the date for payment by the Person entitled thereto.

(a)                Determining the Floating Rate. The Floating Rate Notes will bear interest for each quarterly interest period at an annual rate equal to Compounded SOFR, determined as described below, plus 25 basis points (0.25%, the “Margin”), from and including the Original Issue Date to, but excluding, the Stated Maturity. Interest will be payable quarterly in arrears on each Interest Payment Date, commencing September 10, 2021.

On each Interest Payment Determination Date relating to the applicable Interest Payment Date, the Calculation Agent will calculate the amount of accrued interest payable on the Floating Rate Notes by multiplying (i) the outstanding principal amount of the Floating Rate Notes by (ii) the product of (a) the interest rate for the relevant interest period multiplied by (b) the quotient of the actual number of calendar days in such Observation Period divided by 360. In no event will the interest on the Floating Rate Notes be less than zero. The interest rate for any interest period will not be adjusted for any modifications or amendments to the SOFR Index or SOFR data that the Federal Reserve Bank of New York may publish after the interest rate for that interest period has been determined.

Absent willful misconduct, bad faith or manifest error, the calculation of the applicable interest rate for each interest period by the Calculation Agent, or in certain circumstances, by the Corporation (or its Designee) will be final and binding on the Corporation, the Trustee, and the Holders of the Floating Rate Notes.

None of the Trustee, Paying Agent, Security Registrar or Calculation Agent shall be under any obligation (i) to monitor, determine or verify the unavailability or cessation of SOFR or the SOFR Index, or whether or when there has occurred, or to give notice to any other transaction party of the occurrence of, any Benchmark Transition Event or related Benchmark Replacement Date, (ii) to select, determine or designate any Benchmark Replacement, or other successor or replacement benchmark index, or whether any conditions to the designation of such a rate or index have been satisfied, (iii) to select, determine or designate any Benchmark Replacement Adjustment, or other modifier to any replacement or successor index, or the business day convention, interest determination dates or any other relevant methodology for calculating any such substitute or successor benchmark, or (iv) to determine whether or what Benchmark Replacement Conforming Changes are necessary or advisable, if any, in connection with any of the foregoing. In connection with the foregoing, the Calculation Agent will be entitled to conclusively rely on any determinations made by the Corporation (or its Designee) and will have no liability for such actions taken at the direction of the Corporation (or its Designee).

None of the Trustee, Paying Agent, Security Registrar or Calculation Agent shall be liable for any inability, failure or delay on its part to perform any of its duties described in the Indenture as a result of the unavailability of SOFR, the SOFR Index or other applicable Benchmark Replacement, including as a result of any failure, inability, delay, error or inaccuracy on the part of any other transaction party in providing any direction, instruction, notice or information contemplated by the Indenture and reasonably required for the performance of such duties.

(b)                Effect of Benchmark Transition Event.

(i)              Benchmark Replacement. If the Corporation (or its Designee) determines that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any determination of the Benchmark on any date, the Benchmark Replacement will replace the then-current Benchmark for all purposes relating to the Notes in respect of such determination on such date and all determinations on all subsequent dates.

(ii)             Benchmark Replacement Conforming Changes. In connection with the implementation of a Benchmark Replacement, the Corporation (or its Designee) will have the right to make Benchmark Replacement Conforming Changes from time to time.

(iii)             Decisions and Replacement Conforming Changes. Any determination, decision or election that may be made by the Corporation (or its Designee) pursuant this Section 1.03, including any determination with respect to tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error, will be made in the Corporation’s (or its Designee’s) sole discretion, and, notwithstanding anything to the contrary in any transaction documentation relating to the Floating Rate Notes, shall become effective without consent from the Holders of the Floating Rate Notes or any other party.

Notwithstanding anything to the contrary in any transaction documents relating to the Floating Rate Notes, if the Corporation (or its Designee) determines on or prior to the relevant Reference Time that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to determining Compounded SOFR, then the benchmark replacement provisions set forth in this Section 1.03(b) will thereafter apply to all determinations of the rate of interest payable on the Floating Rate Notes.

For the avoidance of doubt, after a Benchmark Transition Event and its related Benchmark Replacement Date have occurred, the interest rate for each interest period on the Floating Rate Notes will be an annual rate equal to the sum of the Benchmark Replacement and the Margin.

Section 1.04.          Denominations. The Floating Rate Notes shall be issued in denominations of $2,000 or any integral multiple of $1,000 in excess thereof.

Section 1.05.          Global Securities. The Floating Rate Notes shall initially be issued in the form of one or more Global Securities registered in the name of the Depositary (which initially shall be The Depository Trust Company) or its nominee.  Except under the limited circumstances described below, Floating Rate Notes represented by such Global Security or Global Securities shall not be exchangeable for, and shall not otherwise be issuable as, Floating Rate Notes in definitive form.  The Global Securities described in this Article I may not be transferred except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or to a successor Depositary or its nominee.

A Global Security representing the Floating Rate Notes shall be exchangeable for Floating Rate Notes registered in the names of persons other than the Depositary or its nominee only if (i) the Depositary notifies the Corporation that it is unwilling or unable to continue as a Depositary for such Global Security and no successor Depositary shall have been appointed by the Corporation within 90 days of receipt by the Corporation of such notification, or if at any time the Depositary ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) at a time when the Depositary is required to be so registered to act as such Depositary and no successor Depositary shall have been appointed by the Corporation within 90 days after it becomes aware of such cessation, (ii) an Event of Default has occurred and is continuing with respect to the Floating Rate Notes and beneficial owners of a majority in aggregate principal amount of the Floating Rate Notes represented by Global Securities advise the Depositary to cease acting as Depositary, or (iii) the Corporation in its sole discretion, and subject to the procedures of the Depositary, determines that such Global Security shall be so exchangeable.  Any Global Security that is exchangeable pursuant to the preceding sentence shall be exchangeable for Floating Rate Notes registered in such names as the Depositary shall direct.

Section 1.06.          No Redemption. The Floating Rate Notes shall not be subject to redemption prior to the Stated Maturity and shall not have a sinking fund.

Section 1.07.          Paying Agent and Security Registrar. The Trustee shall initially serve as Paying Agent and Security Registrar with respect to the Floating Rate Notes, with the Place of Payment initially being the Corporate Trust Office.

ARTICLE II

2.55% SENIOR NOTES DUE 2031

Section 2.01.          Establishment. There is hereby established a new series of Securities to be issued under the Indenture, to be designated as the Corporation’s 2.55% Senior Notes due 2031 (the “2031 Notes”).

There are to be authenticated and delivered initially $1,000,000,000 principal amount of the 2031 Notes, and no further 2031 Notes shall be authenticated and delivered except as provided by Section 304, 305, 306, 906 or 1106 of the Original Indenture and the last paragraph of Section 301 thereof.  The 2031 Notes shall be issued in fully registered form without coupons.

The 2031 Notes shall be in substantially the form set out in Exhibit C hereto, and the form of the Trustee’s Certificate of Authentication for the 2031 Notes shall be in substantially the form set forth in Exhibit D hereto.

Each 2031 Note shall be dated the date of authentication thereof and shall bear interest from the date of original issuance thereof or from the most recent Interest Payment Date to which interest has been paid or duly provided for.

Section 2.02.          Definitions. The following defined terms used in this Article II shall, unless the context otherwise requires, have the meanings specified below for purposes of the 2031 Notes.  Capitalized terms used herein for which no definition is provided herein shall have the meanings set forth in the Original Indenture.

“Business Day” means any day other than a Saturday or Sunday that is neither a Legal Holiday nor a day on which banking institutions in New York, New York are authorized or required by law, regulation or executive order to close, or a day on which the Corporate Trust Office is closed for business.

“Interest Payment Date” means each June 15 and December 15 of each year, commencing on December 15, 2021.

“Legal Holiday” means any day that is a legal holiday in New York, New York.

“Original Issue Date” means June 10, 2021.

“Regular Record Date” means, with respect to each Interest Payment Date, the close of business on (i) the Business Day immediately preceding such Interest Payment Date so long as all of the 2031 Notes remain in book-entry only form or (ii) the 15th calendar day next preceding such Interest Payment Date (whether or not a Business Day) if any of the 2031 Notes do not remain in book-entry only form.

“Stated Maturity” means June 15, 2031.

Section 2.03.          Payment of Principal and Interest. The principal of the 2031 Notes shall be due at Stated Maturity (unless earlier redeemed).  The unpaid principal amount of the 2031 Notes shall bear interest at the rate of 2.55% per annum until paid or duly provided for, such interest to accrue from June 10, 2021 or from the most recent Interest Payment Date to which interest has been paid or duly provided for.  Interest shall be paid semi-annually in arrears on each Interest Payment Date to the Person or Persons in whose name the 2031 Notes are registered on the applicable Regular Record Date for such Interest Payment Date; provided that interest payable at the Stated Maturity or on a Redemption Date as provided herein shall be paid to the Person to whom principal is payable.  Any such interest that is not so punctually paid or duly provided for shall forthwith cease to be payable to the Holders on such Regular Record Date and may either be paid to the Person or Persons in whose name the 2031 Notes are registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee (“Special Record Date”), notice whereof shall be given to Holders of the 2031 Notes not less than ten (10) days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange, if any, on which the 2031 Notes may be listed, and upon such notice as may be required by any such exchange, all as more fully provided in the Original Indenture.

Payments of interest on the 2031 Notes shall include interest accrued to but excluding the respective Interest Payment Dates.  Interest payments for the 2031 Notes shall be computed and paid on the basis of a 360-day year consisting of twelve 30-day months.  In the event that any date on which interest is payable on the 2031 Notes is not a Business Day, then payment of the interest payable on such date shall be made on the next succeeding day that is a Business Day (and without any interest or payment in respect of any such delay) with the same force and effect as if made on the date the payment was originally payable.

Payment of principal of, premium, if any, and interest on the 2031 Notes shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.  Payments of principal of, premium, if any, and interest on 2031 Notes represented by a Global Security shall be made by wire transfer of immediately available funds to the Holder of such Global Security. If any of the 2031 Notes are no longer represented by a Global Security, (i) payments of principal, premium, if any, and interest due at the Stated Maturity or earlier redemption of such 2031 Notes shall be made at the office of the Paying Agent upon surrender of such 2031 Notes to the Paying Agent and (ii) payments of interest shall be made, at the option of the Corporation, subject to such surrender where applicable, by (A) check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (B) wire transfer at such place and to such account at a banking institution in the United States as may be designated in writing to the Trustee at least sixteen (16) days prior to the date for payment by the Person entitled thereto.

Section 2.04.          Denominations. The 2031 Notes shall be issued in denominations of $2,000 or any integral multiple of $1,000 in excess thereof.

Section 2.05.          Global Securities. The 2031 Notes shall initially be issued in the form of one or more Global Securities registered in the name of the Depositary (which initially shall be The Depository Trust Company) or its nominee.  Except under the limited circumstances described below, 2031 Notes represented by such Global Security or Global Securities shall not be exchangeable for, and shall not otherwise be issuable as, 2031 Notes in definitive form.  The Global Securities described in this Article II may not be transferred except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or to a successor Depositary or its nominee.

A Global Security representing the 2031 Notes shall be exchangeable for 2031 Notes registered in the names of persons other than the Depositary or its nominee only if (i) the Depositary notifies the Corporation that it is unwilling or unable to continue as a Depositary for such Global Security and no successor Depositary shall have been appointed by the Corporation within 90 days of receipt by the Corporation of such notification, or if at any time the Depositary ceases to be a clearing agency registered under the Exchange Act at a time when the Depositary is required to be so registered to act as such Depositary and no successor Depositary shall have been appointed by the Corporation within 90 days after it becomes aware of such cessation, (ii) an Event of Default has occurred and is continuing with respect to the 2031 Notes and beneficial owners of a majority in aggregate principal amount of the 2031 Notes represented by Global Securities advise the Depositary to cease acting as Depositary, or (iii) the Corporation in its sole discretion, and subject to the procedures of the Depositary, determines that such Global Security shall be so exchangeable.  Any Global Security that is exchangeable pursuant to the preceding sentence shall be exchangeable for 2031 Notes registered in such names as the Depositary shall direct.

Section 2.06.          Redemption. At any time before March 15, 2031 (the “2031 Par Call Date”), the 2031 Notes shall be redeemable, in whole or in part and from time to time, at the option of the Corporation, on any date (a “Redemption Date”), at a redemption price equal to the greater of (i) 100% of the principal amount of the 2031 Notes being redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the 2031 Notes being redeemed that would be due if the 2031 Notes matured on the 2031 Par Call Date (exclusive of interest accrued to such Redemption Date), discounted to such Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points, plus, in either case, accrued and unpaid interest on the principal amount of the 2031 Notes being redeemed to, but excluding, such Redemption Date.

At any time on or after the 2031 Par Call Date, the 2031 Notes shall be redeemable, in whole or in part and from time to time, at the option of the Corporation, at a redemption price equal to 100% of the principal amount of the 2031 Notes being redeemed plus accrued and unpaid interest on the principal amount of the 2031 Notes being redeemed to, but excluding, such Redemption Date.

For purposes of the first paragraph of this Section 2.06, the following terms have the following meanings:

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having an actual or interpolated maturity comparable to the remaining term of the 2031 Notes to be redeemed (assuming for this purpose, that the 2031 Notes matured on the 2031 Par Call Date), that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such 2031 Notes.

“Comparable Treasury Price” means, with respect to any Redemption Date for the 2031 Notes, (1) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (2) if fewer than four of such Reference Treasury Dealer Quotations are obtained, the average of all such Reference Treasury Dealer Quotations as determined by the Corporation.

“Quotation Agent” means one of the Reference Treasury Dealers appointed by the Corporation.

“Reference Treasury Dealer” means each of (i) Barclays Capital Inc., BofA Securities, Inc., RBC Capital Markets, LLC and Wells Fargo Securities, LLC and (ii) a Primary Treasury Dealer (as defined below) selected by PNC Capital Markets LLC, or, in each case, their respective affiliates or successors, each of which is a primary U.S. Government securities dealer in the United States (a “Primary Treasury Dealer”); provided, however, that if any of the foregoing or their affiliates or successors shall cease to be a Primary Treasury Dealer, the Corporation will substitute therefor another Primary Treasury Dealer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date for the 2031 Notes, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Quotation Agent by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.

“Treasury Rate” means, with respect to any Redemption Date for the 2031 Notes, the rate per annum equal to the semi-annual equivalent yield to maturity or interpolated maturity (on a day count basis) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date. The Treasury Rate shall be calculated by the Corporation on the third Business Day preceding the Redemption Date.

The Corporation shall notify the Trustee of the redemption price with respect to any redemption of the 2031 Notes occurring before the Par Call Date promptly after the calculation thereof. The Trustee shall not be responsible for calculating said redemption price.

If less than all of the 2031 Notes are to be redeemed, the 2031 Notes or portions of 2031 Notes to be redeemed in amounts of $2,000 or any integral multiple of $1,000 in excess thereof shall be selected for redemption in accordance with the standard procedures of the Depositary.

The 2031 Notes shall not have a sinking fund.

Section 2.07.          Paying Agent and Security Registrar. The Trustee shall initially serve as Paying Agent with respect to the 2031 Notes, with the Place of Payment initially being the Corporate Trust Office.

ARTICLE III

3.30% SENIOR NOTES DUE 2041

Section 3.01.          Establishment. There is hereby established a new series of Securities to be issued under the Indenture, to be designated as the Corporation’s 3.30% Senior Notes due 2041 (the “2041 Notes”).

There are to be authenticated and delivered initially $750,000,000 principal amount of the 2041 Notes, and no further 2041 Notes shall be authenticated and delivered except as provided by Section 304, 305, 306, 906 or 1106 of the Original Indenture and the last paragraph of Section 301 thereof.  The 2041 Notes shall be issued in fully registered form without coupons.

The 2041 Notes shall be in substantially the form set out in Exhibit E hereto, and the form of the Trustee’s Certificate of Authentication for the 2041 Notes shall be in substantially the form set forth in Exhibit F hereto.

Each 2041 Note shall be dated the date of authentication thereof and shall bear interest from the date of original issuance thereof or from the most recent Interest Payment Date to which interest has been paid or duly provided for.

Section 3.02.          Definitions. The following defined terms used in this Article III shall, unless the context otherwise requires, have the meanings specified below for purposes of the 2041 Notes.  Capitalized terms used herein for which no definition is provided herein shall have the meanings set forth in the Original Indenture.

“Business Day” means any day other than a Saturday or Sunday that is neither a Legal Holiday nor a day on which banking institutions in New York, New York are authorized or required by law, regulation or executive order to close, or a day on which the Corporate Trust Office is closed for business.

“Interest Payment Date” means each June 15 and December 15 of each year, commencing on December 15, 2021.

“Legal Holiday” means any day that is a legal holiday in New York, New York.

“Original Issue Date” means June 10, 2021.

“Regular Record Date” means, with respect to each Interest Payment Date, the close of business on (i) the Business Day immediately preceding such Interest Payment Date so long as all of the 2041 Notes remain in book-entry only form or (ii) the 15th calendar day next preceding such Interest Payment Date (whether or not a Business Day) if any of the 2041 Notes do not remain in book-entry only form.

“Stated Maturity” means June 15, 2041.

Section 3.03.          Payment of Principal and Interest. The principal of the 2041 Notes shall be due at Stated Maturity (unless earlier redeemed).  The unpaid principal amount of the 2041 Notes shall bear interest at the rate of 3.30% per annum until paid or duly provided for, such interest to accrue from June 10, 2021 or from the most recent Interest Payment Date to which interest has been paid or duly provided for.  Interest shall be paid semi-annually in arrears on each Interest Payment Date to the Person or Persons in whose name the 2041 Notes are registered on the applicable Regular Record Date for such Interest Payment Date; provided that interest payable at the Stated Maturity or on a Redemption Date as provided herein shall be paid to the Person to whom principal is payable.  Any such interest that is not so punctually paid or duly provided for shall forthwith cease to be payable to the Holders on such Regular Record Date and may either be paid to the Person or Persons in whose name the 2041 Notes are registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee (“Special Record Date”), notice whereof shall be given to Holders of the 2041 Notes not less than ten (10) days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange, if any, on which the 2041 Notes may be listed, and upon such notice as may be required by any such exchange, all as more fully provided in the Original Indenture.

Payments of interest on the 2041 Notes shall include interest accrued to but excluding the respective Interest Payment Dates.  Interest payments for the 2041 Notes shall be computed and paid on the basis of a 360-day year consisting of twelve 30-day months.  In the event that any date on which interest is payable on the 2041 Notes is not a Business Day, then payment of the interest payable on such date shall be made on the next succeeding day that is a Business Day (and without any interest or payment in respect of any such delay) with the same force and effect as if made on the date the payment was originally payable.

Payment of principal of, premium, if any, and interest on the 2041 Notes shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.  Payments of principal of, premium, if any, and interest on 2041 Notes represented by a Global Security shall be made by wire transfer of immediately available funds to the Holder of such Global Security. If any of the 2041 Notes are no longer represented by a Global Security, (i) payments of principal, premium, if any, and interest due at the Stated Maturity or earlier redemption of such 2041 Notes shall be made at the office of the Paying Agent upon surrender of such 2041 Notes to the Paying Agent and (ii) payments of interest shall be made, at the option of the Corporation, subject to such surrender where applicable, by (A) check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (B) wire transfer at such place and to such account at a banking institution in the United States as may be designated in writing to the Trustee at least sixteen (16) days prior to the date for payment by the Person entitled thereto.

Section 3.04.          Denominations. The 2041 Notes shall be issued in denominations of $2,000 or any integral multiple of $1,000 in excess thereof.

Section 3.05.          Global Securities. The 2041 Notes shall initially be issued in the form of one or more Global Securities registered in the name of the Depositary (which initially shall be The Depository Trust Company) or its nominee.  Except under the limited circumstances described below, 2041 Notes represented by such Global Security or Global Securities shall not be exchangeable for, and shall not otherwise be issuable as, 2041 Notes in definitive form.  The Global Securities described in this Article III may not be transferred except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or to a successor Depositary or its nominee.

A Global Security representing the 2041 Notes shall be exchangeable for 2041 Notes registered in the names of persons other than the Depositary or its nominee only if (i) the Depositary notifies the Corporation that it is unwilling or unable to continue as a Depositary for such Global Security and no successor Depositary shall have been appointed by the Corporation within 90 days of receipt by the Corporation of such notification, or if at any time the Depositary ceases to be a clearing agency registered under the Exchange Act at a time when the Depositary is required to be so registered to act as such Depositary and no successor Depositary shall have been appointed by the Corporation within 90 days after it becomes aware of such cessation, (ii) an Event of Default has occurred and is continuing with respect to the 2041 Notes and beneficial owners of a majority in aggregate principal amount of the 2041 Notes represented by Global Securities advise the Depositary to cease acting as Depositary, or (iii) the Corporation in its sole discretion, and subject to the procedures of the Depositary, determines that such Global Security shall be so exchangeable.  Any Global Security that is exchangeable pursuant to the preceding sentence shall be exchangeable for 2041 Notes registered in such names as the Depositary shall direct.

Section 3.06.          Redemption. At any time before December 15, 2040 (the “2041 Par Call Date”), the 2041 Notes shall be redeemable, in whole or in part and from time to time, at the option of the Corporation, on any date (a “Redemption Date”), at a redemption price equal to the greater of (i) 100% of the principal amount of the 2041 Notes being redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the 2041 Notes being redeemed that would be due if the 2041 Notes matured on the 2041 Par Call Date (exclusive of interest accrued to such Redemption Date), discounted to such Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points, plus, in either case, accrued and unpaid interest on the principal amount of the 2041 Notes being redeemed to, but excluding, such Redemption Date.

At any time on or after the 2041 Par Call Date, the 2041 Notes shall be redeemable, in whole or in part and from time to time, at the option of the Corporation, at a redemption price equal to 100% of the principal amount of the 2041 Notes being redeemed plus accrued and unpaid interest on the principal amount of the 2041 Notes being redeemed to, but excluding, such Redemption Date.

For purposes of the first paragraph of this Section 3.06, the following terms have the following meanings:

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having an actual or interpolated maturity comparable to the remaining term of the 2041 Notes to be redeemed (assuming for this purpose, that the 2041 Notes matured on the 2041 Par Call Date), that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such 2041 Notes.

“Comparable Treasury Price” means, with respect to any Redemption Date for the 2041 Notes, (1) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (2) if fewer than four of such Reference Treasury Dealer Quotations are obtained, the average of all such Reference Treasury Dealer Quotations as determined by the Corporation.

“Quotation Agent” means one of the Reference Treasury Dealers appointed by the Corporation.

“Reference Treasury Dealer” means each of (i) Barclays Capital Inc., BofA Securities, Inc., RBC Capital Markets, LLC and Wells Fargo Securities, LLC and (ii) a Primary Treasury Dealer (as defined below) selected by PNC Capital Markets LLC, or, in each case, their respective affiliates or successors, each of which is a primary U.S. Government securities dealer in the United States (a “Primary Treasury Dealer”); provided, however, that if any of the foregoing or their affiliates or successors shall cease to be a Primary Treasury Dealer, the Corporation will substitute therefor another Primary Treasury Dealer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date for the 2041 Notes, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Quotation Agent by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.

“Treasury Rate” means, with respect to any Redemption Date for the 2041 Notes, the rate per annum equal to the semi-annual equivalent yield to maturity or interpolated maturity (on a day count basis) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date. The Treasury Rate shall be calculated by the Corporation on the third Business Day preceding the Redemption Date.

The Corporation shall notify the Trustee of the redemption price with respect to any redemption of the 2041 Notes occurring before the Par Call Date promptly after the calculation thereof. The Trustee shall not be responsible for calculating said redemption price.

If less than all of the 2041 Notes are to be redeemed, the 2041 Notes or portions of 2041 Notes to be redeemed in amounts of $2,000 or any integral multiple of $1,000 in excess thereof shall be selected for redemption in accordance with the standard procedures of the Depositary.

The 2041 Notes shall not have a sinking fund.

Section 3.07.          Paying Agent and Security Registrar. The Trustee shall initially serve as Paying Agent with respect to the 2041 Notes, with the Place of Payment initially being the Corporate Trust Office.

ARTICLE IV

3.50% SENIOR NOTES DUE 2051

Section 4.01.          Establishment. There is hereby established a new series of Securities to be issued under the Indenture, to be designated as the Corporation’s 3.50% Senior Notes due 2051 (the “2051 Notes”).

There are to be authenticated and delivered initially $750,000,000 principal amount of the 2051 Notes, and no further 2051 Notes shall be authenticated and delivered except as provided by Section 304, 305, 306, 906 or 1106 of the Original Indenture and the last paragraph of Section 301 thereof.  The 2051 Notes shall be issued in fully registered form without coupons.

The 2051 Notes shall be in substantially the form set out in Exhibit G hereto, and the form of the Trustee’s Certificate of Authentication for the 2051 Notes shall be in substantially the form set forth in Exhibit H hereto.

Each 2051 Note shall be dated the date of authentication thereof and shall bear interest from the date of original issuance thereof or from the most recent Interest Payment Date to which interest has been paid or duly provided for.

Section 4.02.          Definitions. The following defined terms used in this Article IV shall, unless the context otherwise requires, have the meanings specified below for purposes of the 2051 Notes.  Capitalized terms used herein for which no definition is provided herein shall have the meanings set forth in the Original Indenture.

“Business Day” means any day other than a Saturday or Sunday that is neither a Legal Holiday nor a day on which banking institutions in New York, New York are authorized or required by law, regulation or executive order to close, or a day on which the Corporate Trust Office is closed for business.

“Interest Payment Date” means each June 15 and December 15 of each year, commencing on December 15, 2021.

“Legal Holiday” means any day that is a legal holiday in New York, New York.

“Original Issue Date” means June 10, 2021.

“Regular Record Date” means, with respect to each Interest Payment Date, the close of business on (i) the Business Day immediately preceding such Interest Payment Date so long as all of the 2051 Notes remain in book-entry only form or (ii) the 15th calendar day next preceding such Interest Payment Date (whether or not a Business Day) if any of the 2051 Notes do not remain in book-entry only form.

“Stated Maturity” means June 15, 2051.

Section 4.03.          Payment of Principal and Interest. The principal of the 2051 Notes shall be due at Stated Maturity (unless earlier redeemed).  The unpaid principal amount of the 2051 Notes shall bear interest at the rate of 3.50% per annum until paid or duly provided for, such interest to accrue from June 10, 2021 or from the most recent Interest Payment Date to which interest has been paid or duly provided for.  Interest shall be paid semi-annually in arrears on each Interest Payment Date to the Person or Persons in whose name the 2051 Notes are registered on the applicable Regular Record Date for such Interest Payment Date; provided that interest payable at the Stated Maturity or on a Redemption Date as provided herein shall be paid to the Person to whom principal is payable.  Any such interest that is not so punctually paid or duly provided for shall forthwith cease to be payable to the Holders on such Regular Record Date and may either be paid to the Person or Persons in whose name the 2051 Notes are registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee (“Special Record Date”), notice whereof shall be given to Holders of the 2051 Notes not less than ten (10) days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange, if any, on which the 2051 Notes may be listed, and upon such notice as may be required by any such exchange, all as more fully provided in the Original Indenture.

Payments of interest on the 2051 Notes shall include interest accrued to but excluding the respective Interest Payment Dates.  Interest payments for the 2051 Notes shall be computed and paid on the basis of a 360-day year consisting of twelve 30-day months.  In the event that any date on which interest is payable on the 2051 Notes is not a Business Day, then payment of the interest payable on such date shall be made on the next succeeding day that is a Business Day (and without any interest or payment in respect of any such delay) with the same force and effect as if made on the date the payment was originally payable.

Payment of principal of, premium, if any, and interest on the 2051 Notes shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.  Payments of principal of, premium, if any, and interest on 2051 Notes represented by a Global Security shall be made by wire transfer of immediately available funds to the Holder of such Global Security. If any of the 2051 Notes are no longer represented by a Global Security, (i) payments of principal, premium, if any, and interest due at the Stated Maturity or earlier redemption of such 2051 Notes shall be made at the office of the Paying Agent upon surrender of such 2051 Notes to the Paying Agent and (ii) payments of interest shall be made, at the option of the Corporation, subject to such surrender where applicable, by (A) check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (B) wire transfer at such place and to such account at a banking institution in the United States as may be designated in writing to the Trustee at least sixteen (16) days prior to the date for payment by the Person entitled thereto.

Section 4.04.          Denominations. The 2051 Notes shall be issued in denominations of $2,000 or any integral multiple of $1,000 in excess thereof.

Section 4.05.          Global Securities. The 2051 Notes shall initially be issued in the form of one or more Global Securities registered in the name of the Depositary (which initially shall be The Depository Trust Company) or its nominee.  Except under the limited circumstances described below, 2051 Notes represented by such Global Security or Global Securities shall not be exchangeable for, and shall not otherwise be issuable as, 2051 Notes in definitive form.  The Global Securities described in this Article IV may not be transferred except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or to a successor Depositary or its nominee.

A Global Security representing the 2051 Notes shall be exchangeable for 2051 Notes registered in the names of persons other than the Depositary or its nominee only if (i) the Depositary notifies the Corporation that it is unwilling or unable to continue as a Depositary for such Global Security and no successor Depositary shall have been appointed by the Corporation within 90 days of receipt by the Corporation of such notification, or if at any time the Depositary ceases to be a clearing agency registered under the Exchange Act at a time when the Depositary is required to be so registered to act as such Depositary and no successor Depositary shall have been appointed by the Corporation within 90 days after it becomes aware of such cessation, (ii) an Event of Default has occurred and is continuing with respect to the 2051 Notes and beneficial owners of a majority in aggregate principal amount of the 2051 Notes represented by Global Securities advise the Depositary to cease acting as Depositary, or (iii) the Corporation in its sole discretion, and subject to the procedures of the Depositary, determines that such Global Security shall be so exchangeable.  Any Global Security that is exchangeable pursuant to the preceding sentence shall be exchangeable for 2051 Notes registered in such names as the Depositary shall direct.

Section 4.06.          Redemption. At any time before December 15, 2050 (the “2051 Par Call Date”), the 2051 Notes shall be redeemable, in whole or in part and from time to time, at the option of the Corporation, on any date (a “Redemption Date”), at a redemption price equal to the greater of (i) 100% of the principal amount of the 2051 Notes being redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the 2051 Notes being redeemed that would be due if the 2051 Notes matured on the 2051 Par Call Date (exclusive of interest accrued to such Redemption Date), discounted to such Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points, plus, in either case, accrued and unpaid interest on the principal amount of the 2051 Notes being redeemed to, but excluding, such Redemption Date.

At any time on or after the 2051 Par Call Date, the 2051 Notes shall be redeemable, in whole or in part and from time to time, at the option of the Corporation, at a redemption price equal to 100% of the principal amount of the 2051 Notes being redeemed plus accrued and unpaid interest on the principal amount of the 2051 Notes being redeemed to, but excluding, such Redemption Date.

For purposes of the first paragraph of this Section 4.06, the following terms have the following meanings:

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having an actual or interpolated maturity comparable to the remaining term of the 2051 Notes to be redeemed (assuming for this purpose, that the 2051 Notes matured on the 2051 Par Call Date), that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such 2051 Notes.

“Comparable Treasury Price” means, with respect to any Redemption Date for the 2051 Notes, (1) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (2) if fewer than four of such Reference Treasury Dealer Quotations are obtained, the average of all such Reference Treasury Dealer Quotations as determined by the Corporation.

“Quotation Agent” means one of the Reference Treasury Dealers appointed by the Corporation.

“Reference Treasury Dealer” means each of (i) Barclays Capital Inc., BofA Securities, Inc., RBC Capital Markets, LLC and Wells Fargo Securities, LLC and (ii) a Primary Treasury Dealer (as defined below) selected by PNC Capital Markets LLC, or, in each case, their respective affiliates or successors, each of which is a primary U.S. Government securities dealer in the United States (a “Primary Treasury Dealer”); provided, however, that if any of the foregoing or their affiliates or successors shall cease to be a Primary Treasury Dealer, the Corporation will substitute therefor another Primary Treasury Dealer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date for the 2051 Notes, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Quotation Agent by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.

“Treasury Rate” means, with respect to any Redemption Date for the 2051 Notes, the rate per annum equal to the semi-annual equivalent yield to maturity or interpolated maturity (on a day count basis) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date. The Treasury Rate shall be calculated by the Corporation on the third Business Day preceding the Redemption Date.

The Corporation shall notify the Trustee of the redemption price with respect to any redemption of the 2051 Notes occurring before the Par Call Date promptly after the calculation thereof. The Trustee shall not be responsible for calculating said redemption price.

If less than all of the 2051 Notes are to be redeemed, the 2051 Notes or portions of 2051 Notes to be redeemed in amounts of $2,000 or any integral multiple of $1,000 in excess thereof shall be selected for redemption in accordance with the standard procedures of the Depositary.

The 2051 Notes shall not have a sinking fund.

Section 4.07.          Paying Agent and Security Registrar. The Trustee shall initially serve as Paying Agent with respect to the 2051 Notes, with the Place of Payment initially being the Corporate Trust Office.

ARTICLE V

CALCULATION AGENT FOR THE Floating Rate Notes

Section 5.01.          Appointment. Upon the terms and subject to the conditions contained herein, the Corporation hereby appoints The Bank of New York Mellon Trust Company, N.A. as the Corporation’s calculation agent for the Floating Rate Notes (the “Calculation Agent”) and The Bank of New York Mellon Trust Company, N.A. hereby accepts such appointment as the Corporation’s agent for the purpose of calculating the applicable interest rates on the Floating Rate Notes in accordance with the provisions set forth herein.

Section 5.02.         Duties and Obligations. The Calculation Agent shall: (a) calculate the applicable interest rates on the Floating Rate Notes in accordance with the provisions set forth herein, and (b) exercise due care to determine the interest rates on the Floating Rate Notes and shall communicate the same to the Corporation and the Trustee (if the Trustee is not then serving as the Calculation Agent) as soon as practicable after each determination.

The Calculation Agent will, upon the request of a Holder of the Floating Rate Notes, provide to such Holder the interest rate in effect on the date of such request and, if determined, the interest rate for the next interest period (as defined in Section 1.02).

Section 5.03.          Terms and Conditions. The Calculation Agent accepts its obligations set forth herein, upon the terms and subject to the conditions hereof, including the following, to all of which the Corporation agrees:

(a)                The Calculation Agent shall be entitled to such compensation as may be agreed upon with the Corporation for all services rendered by the Calculation Agent, and the Corporation promises to pay such compensation and to reimburse the Calculation Agent for the reasonable out-of-pocket expenses (including attorneys’ fees and expenses) incurred by it in connection with the services rendered by it hereunder upon receipt of such invoices as the Corporation shall reasonably require. The Corporation also agrees to indemnify the Calculation Agent for, and to hold it harmless against, any and all loss, liability, damage, claim or expense (including the costs and expenses of defending against any claim (regardless of who asserts such claim) of liability) incurred by the Calculation Agent that arises out of or in connection with its accepting appointment as, or acting as, Calculation Agent hereunder, except such as may result from the willful misconduct or gross negligence of the Calculation Agent or any of its agents or employees. Except as provided in the preceding sentence, the Calculation Agent shall incur no liability and shall be indemnified and held harmless by the Corporation for, or in respect of, any actions taken, omitted to be taken or suffered to be taken in good faith by the Calculation Agent in reliance upon (i) the opinion or advice of counsel or (ii) written instructions from the Corporation. The Calculation Agent shall not be liable for any error resulting from the use of or reliance on a source of information used in good faith and with due care to calculate any interest rate hereunder. The provisions of this clause (a) shall survive the payment in full of the Floating Rate Notes and the resignation or removal of the Calculation Agent.

(b)                In acting under this Twenty-fifth Supplemental Indenture, the Calculation Agent is acting solely as agent of the Corporation and does not assume any obligations to or relationship of agency or trust for or with any of the beneficial owners or Holders of the Floating Rate Notes.

(c)                The Calculation Agent shall be protected and shall incur no liability for or in respect of any action taken or omitted to be taken or anything suffered by it in reliance upon the terms of the Floating Rate Notes or this Twenty-fifth Supplemental Indenture or any notice, direction, certificate, affidavit, statement or other paper, document or communication reasonably believed by it to be genuine and to have been approved or signed by the proper party or parties.

(d)                The Calculation Agent, its officers, directors, employees and shareholders may become the owners or pledgee of, or acquire any interest in, any Floating Rate Notes, with the same rights that it or they would have if it were not the Calculation Agent, and may engage or be interested in any financial or other transaction with the Corporation as freely as if it were not the Calculation Agent.

(e)                Neither the Calculation Agent nor its officers, directors, employees, agents or attorneys shall be liable to the Corporation for any act or omission hereunder, or for any error of judgment made in good faith by it or them, except in the case of its or their willful misconduct or gross negligence.

(f)                 The Calculation Agent may consult with counsel of its selection and the advice of such counsel or any opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

(g)                The Calculation Agent shall be obligated to perform such duties and only such duties as are herein specifically set forth, and no implied duties or obligations shall be read into this Twenty-fifth Supplemental Indenture against the Calculation Agent.

(h)                Unless herein otherwise specifically provided, any order, certificate, notice, request, direction or other communication from the Corporation made or given by it under any provision of this Twenty-fifth Supplemental Indenture shall be sufficient if signed by any officer of the Corporation.

(i)                 The Calculation Agent may perform any duties hereunder either directly or by or through its agents or attorneys, and the Calculation Agent shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

(j)                 The Corporation will not, without first obtaining the prior written consent of the Calculation Agent, make any change to this Twenty-fifth Supplemental Indenture or the Floating Rate Notes if such change would materially and adversely affect the Calculation Agent’s duties and obligations hereunder or thereunder.

(k)                In no event shall the Calculation Agent be responsible or liable for special, indirect, or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether it has been advised of the likelihood of such loss or damage and regardless of the form of action.

(l)                 In no event shall the Calculation Agent be responsible or liable for any failure or delay in the performance of its obligations under this Twenty-fifth Supplemental Indenture arising out of or caused by, directly or indirectly, forces beyond its reasonable control, including without limitation strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software or hardware) services.

(m)              The Calculation Agent shall not be under any obligation (i) to monitor, determine or verify the unavailability or cessation of SOFR or the SOFR Index, or whether or when there has occurred, or to give notice to any other transaction party of the occurrence of, any Benchmark Transition Event or related Benchmark Replacement Date, (ii) to select, determine or designate any Benchmark Replacement, or other successor or replacement benchmark index, or whether any conditions to the designation of such a rate or index have been satisfied, (iii) to select, determine or designate any Benchmark Replacement Adjustment, or other modifier to any replacement or successor index, or the business day convention, interest determination dates or any other relevant methodology for calculating any such substitute or successor benchmark, or (iv) to determine whether or what Benchmark Replacement Conforming Changes are necessary or advisable, if any, in connection with any of the foregoing. In connection with the foregoing, the Calculation Agent will be entitled to conclusively rely on any determinations made by the Corporation (or its Designee) and will have no liability for such actions taken at the direction of the Corporation (or its Designee).

(n)                The Calculation Agent shall not be liable for any inability, failure or delay on its part to perform any of its duties described in this Twenty-fifth Supplement Indenture as a result of the unavailability of SOFR, the SOFR Index or other applicable Benchmark Replacement, including as a result of any failure, inability, delay, error or inaccuracy on the part of any other transaction party in providing any direction, instruction, notice or information contemplated by this Twenty-fifth Supplement Indenture and reasonably required for the performance of such duties.

Section 5.04.          Qualifications. The Calculation Agent shall be authorized by law to perform all the duties imposed upon it by this Twenty-fifth Supplemental Indenture, and shall at all times have a capitalization of at least $50,000,000. The Calculation Agent may not be an affiliate of the Corporation.

Section 5.05.          Resignation and Removal. The Calculation Agent may at any time resign as Calculation Agent by giving written notice to the Corporation of such intention on its part, specifying the date on which its desired resignation shall become effective; provided, however, that such date shall never be earlier than 45 days after the receipt of such notice by the Corporation, unless the Corporation otherwise agrees in writing. The Calculation Agent may be removed at any time by the filing with it of any instrument in writing signed on behalf of the Corporation and specifying such removal and the date when it is intended to become effective. Such resignation or removal shall take effect upon the date of the appointment by the Corporation, as hereinafter provided, of a successor Calculation Agent. If within 30 days after notice of resignation or removal has been given, a successor Calculation Agent has not been appointed, the Calculation Agent may, at the expense of the Corporation, petition a court of competent jurisdiction to appoint a successor Calculation Agent. If at any time the Calculation Agent shall resign or be removed, or be dissolved, or if the property or affairs of the Calculation Agent shall be taken under the control of any state or federal court or administrative body because of bankruptcy or insolvency or for any other reason, then a successor Calculation Agent shall as soon as practicable be appointed by the Corporation by an instrument in writing filed with the predecessor Calculation Agent, the successor Calculation Agent and the Trustee. Upon the appointment of a successor Calculation Agent and acceptance by it of such appointment, the Calculation Agent so succeeded shall cease to be such Calculation Agent hereunder. Upon its resignation or removal, the Calculation Agent shall be entitled to the payment by the Corporation of its compensation, if any is owed to it, for services rendered hereunder and to the reimbursement of all reasonable out-of-pocket expenses (including reasonable counsel fees) incurred in connection with the services rendered by it hereunder and to the payment of all other amounts owed to it hereunder.

Section 5.06.          Successors. Any successor Calculation Agent appointed hereunder shall execute and deliver to its predecessor, the Corporation and the Trustee an instrument accepting such appointment hereunder, and thereupon such successor Calculation Agent, without any further act, deed or conveyance, shall become vested with all the authority, rights, powers, trusts, immunities, duties and obligations of such predecessor with like effect as if originally named as such Calculation Agent hereunder, and such predecessor, upon payment of its charges and disbursements then unpaid, shall thereupon become obliged to transfer and deliver, and such successor Calculation Agent shall be entitled to receive, copies of any relevant records maintained by such predecessor Calculation Agent.

Section 5.07.          Trustee Deemed Calculation Agent Upon Certain Circumstances. In the event that the Calculation Agent shall resign or be removed, or be dissolved, or if the property or affairs of the Calculation Agent shall be taken under the control of any state or federal court or administrative body because of bankruptcy or insolvency or for any other reason, and the Corporation shall not have made a timely appointment of a successor Calculation Agent, the Trustee, notwithstanding the provisions of this Article V, shall be deemed to be the Calculation Agent for all purposes of this Twenty-fifth Supplemental Indenture until the appointment by the Corporation of the successor Calculation Agent.

Section 5.08.          Merger, Conversion, Consolidation, Sale or Transfer. Any corporation into which the Calculation Agent may be merged or converted, or any corporation with which the Calculation Agent may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Calculation Agent shall be a party or to which the Calculation Agent shall sell or otherwise transfer all or substantially all of its corporate trust assets or business shall, to the extent permitted by applicable law, be the successor Calculation Agent under this Twenty-fifth Supplemental Indenture without the execution or filing of any paper or any further act on the part of any of the parties hereto. Notice of any such merger, conversion or consolidation or sale shall forthwith be given to the Corporation and the Trustee (if the Trustee is not then serving as the Calculation Agent).

Section 5.09.          Notice. Any request, demand, authorization, direction, notice, consent, waiver or other document provided or permitted hereby to be given or furnished to the Calculation Agent shall be delivered in person, sent by letter or fax or communicated by telephone (subject, in the case of communication by telephone, to confirmation dispatched within 24 hours by letter or by fax) as follows:

The Bank of New York Mellon Trust Company, N.A.

Attention: Corporate Trust Administration

4655 Salisbury Road, Suite 300

Jacksonville, Florida 32256

or to any other address of which the Calculation Agent shall have notified the Corporation and the Trustee (if the Trustee is not then serving as the Calculation Agent) in writing as herein provided.

Section 5.10.          Electronic Communications. The Calculation Agent shall have the right to accept and act upon instructions, including funds transfer instructions (“Instructions”) given pursuant to this Twenty-fifth Supplemental Indenture and delivered using Electronic Means; provided, however, that the Corporation shall provide to the Calculation Agent an incumbency certificate listing officers with the authority to provide such Instructions (“Authorized Officers”) and containing specimen signatures of such Authorized Officers, which incumbency certificate shall be amended by the Corporation whenever a person is to be added or deleted from the listing. If the Corporation elects to give the Calculation Agent Instructions using Electronic Means and the Calculation Agent in its discretion elects to act upon such Instructions, the Calculation Agent’s understanding of such Instructions shall be deemed controlling. The Corporation understands and agrees that the Calculation Agent cannot determine the identity of the actual sender of such Instructions and that the Calculation Agent shall conclusively presume that directions that purport to have been sent by an Authorized Officer listed on the incumbency certificate provided to the Calculation Agent have been sent by such Authorized Officer. The Corporation shall be responsible for ensuring that only Authorized Officers transmit such Instructions to the Calculation Agent and that the Corporation and all Authorized Officers are solely responsible to safeguard the use and confidentiality of applicable user and authorization codes, passwords and/or authentication keys upon receipt by the Corporation. The Calculation Agent shall not be liable for any losses, costs or expenses arising directly or indirectly from the Calculation Agent’s good faith reliance upon and compliance with such Instructions notwithstanding such directions conflict or are inconsistent with a subsequent written instruction. The Corporation agrees: (i) to assume all risks arising out of the use of Electronic Means to submit Instructions to the Calculation Agent, including without limitation the risk of the Calculation Agent acting on unauthorized Instructions, and the risk of interception and misuse by third parties; (ii) that it is fully informed of the protections and risks associated with the various methods of transmitting Instructions to the Calculation Agent and that there may be more secure methods of transmitting Instructions than the method(s) selected by the Corporation; (iii) that the security procedures (if any) to be followed in connection with its transmission of Instructions provide to it a commercially reasonable degree of protection in light of its particular needs and circumstances; and (iv) to notify the Calculation Agent as soon as reasonably practicable upon learning of any compromise or unauthorized use of the security procedures. “Electronic Means” shall mean the following communications methods: e-mail, facsimile trans-mission, secure electronic transmission containing applicable authorization codes, passwords and/or authentication keys issued by the Calculation Agent, or another method or system specified by the Calculation Agent as available for use in connection with its services hereunder.

Section 5.11.          WAIVER OF JURY TRIAL. EACH OF THE CORPORATION, THE CALCULATION AGENT AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS TWENTY-FIFTH SUPPLEMENTAL INDENTURE, THE FLOATING RATE NOTES OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

Section 5.12.          USA PATRIOT Act. In order to comply with laws, rules, regulations and executive orders in effect from time to time applicable to banking institutions, including those relating to the funding of terrorist activities and money laundering and the Customer Identification Program (“CIP”) requirements under the USA PATRIOT Act and its implementing regulations, pursuant to which the Calculation Agent must obtain, verify and record information that allows the Calculation Agent to identify customers (“Applicable Law”), the Calculation Agent is required to obtain, verify and record certain information relating to individuals and entities which maintain a business relationship with the Calculation Agent. Accordingly, the Corporation agrees to provide to the Calculation Agent upon its request from time to time such identifying information and documentation as may be available for such party in order to enable the Calculation Agent to comply with Applicable Law, including, but not limited to, information as to name, physical address, tax identification number and other information that will help the Calculation Agent to identify and verify such Corporation such as organizational documents, certificates of good standing, licenses to do business or other pertinent identifying information. The Corporation understands and agrees that the Calculation Agent cannot determine the interest rates on the Floating Rate Notes unless and until the Calculation Agent verifies the identities of the Corporation in accordance with its CIP.

Section 5.13.          Calculation of Interest Rate for First Interest Period. The Calculation Agent, at the request of the Corporation, has determined, prior to the date of execution and delivery of this Twenty-fifth Supplemental Indenture, the interest rate for the initial interest period for the Floating Rate Notes. In connection with such determination, the Calculation Agent shall be entitled to the same rights, protections, exculpations and immunities otherwise available to it under this Twenty-fifth Supplemental Indenture.

Section 5.14.          FATCA. The Corporation agrees (i) to provide the Trustee with such reasonable tax information as it has in its possession to enable the Trustee to determine whether any payments pursuant to this Twenty-fifth Supplemental Indenture are subject to the withholding requirements described in Section 1471(b) of the US Internal Revenue Code of 1986 (the “Code”) or otherwise imposed pursuant to Sections 1471 through 1474 of the Code and any regulations, or agreements thereunder or official interpretations thereof (“FATCA”) and (ii) that the Trustee shall be entitled to make any withholding or deduction from payments under this Twenty-fifth Supplemental Indenture to the extent necessary to comply with FATCA.

ARTICLE VI

MISCELLANEOUS PROVISIONS

Section 6.01.          Recitals by the Corporation. The recitals in this Twenty-fifth Supplemental Indenture are made by the Corporation only and not by the Trustee or the Calculation Agent, and all of the provisions contained in the Original Indenture in respect of the rights, privileges, immunities, powers and duties of the Trustee shall be applicable in respect of the Floating Rate Notes, the 2031 Notes, the 2041 Notes, the 2051 Notes and this Twenty-fifth Supplemental Indenture as fully and with like effect as if set forth herein in full.

Section 6.02.          Ratification and Incorporation of Original Indenture. As supplemented hereby, the Original Indenture is in all respects ratified and confirmed, and the Original Indenture and this Twenty-fifth Supplemental Indenture shall be read, taken and construed as one and the same instrument.

Section 6.03.          Executed in Counterparts; Electronic Signatures. This Twenty-fifth Supplemental Indenture may be executed in several counterparts, each of which shall be deemed to be an original, and such counterparts shall together constitute but one and the same instrument. The words “execution,” signed,” signature,” and words of like import in the Indenture shall include images of manually executed signatures transmitted by facsimile, email or other electronic format (including, without limitation, “pdf,” “tif” or “jpg”) and other electronic signatures (including without limitation, DocuSign and AdobeSign). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code. Without limitation to the foregoing, and anything in the Original Indenture to the contrary notwithstanding, (a) any Officers’ Certificate, Company Order, Opinion of Counsel, Security, certificate of authentication appearing on or attached to any Security, supplemental indenture or other certificate, opinion of counsel, instrument, agreement or other document delivered pursuant to the Indenture may be executed, attested and transmitted by any of the foregoing electronic means and formats, (b) all references in Section 303 or elsewhere in the Original Indenture to the execution, attestation or authentication of any Security or any certificate of authentication appearing on or attached to any Security by means of a manual or facsimile signature shall be deemed to include signatures that are made or transmitted by any of the foregoing electronic means or formats, and (c) any requirement in Section 303 or elsewhere in the Original Indenture that any signature be made under a corporate seal (or facsimile thereof) shall not be applicable to the Securities of such series. For the avoidance of doubt, the Trustee shall also have the benefit of the provisions of Section 5.10 hereof with respect to any Instructions it receives from Authorized Officers of the Corporation.

IN WITNESS WHEREOF, each party hereto has caused this instrument to be signed in its name and behalf by its duly authorized officer, all as of the day and year first above written.

Duke Energy Corporation

By:	/s/ Chris R. Bauer
Name:	Chris R. Bauer
Title:	Assistant Treasurer

The Bank of New York Mellon Trust Company, N.A., as Trustee and Calculation Agent

By:	/s/ Linda Wirfel
Name:	Linda Wirfel
Title:	Vice President

[Signature Page to Twenty-fifth Supplemental Indenture]

EXHIBIT A

FORM OF

FLOATING RATE SENIOR NOTE DUE 2023

No.	CUSIP No. 26441C BK0

DUKE ENERGY CORPORATION

FLOATING RATE SENIOR NOTE DUE 2023

Principal Amount:  $

Regular Record Date:  [Close of business on the business day immediately preceding such Interest Payment Date so long as all of the Securities (as defined herein) of this series remain in book-entry only form] [Close of business on the 15th calendar day next preceding such Interest Payment Date (whether or not a Business Day) if any of the Securities of this series do not remain in book-entry only form]

Original Issue Date:  June 10, 2021

Stated Maturity: June 10, 2023

Interest Payment Dates:  Quarterly on March 10, June 10, September 10 and December 10 of each year, commencing on September 10, 2021

Interest Rate: Compounded SOFR plus 25 basis points (0.25%, the “Margin”)

Authorized Denomination:  $2,000 or any integral multiple of $1,000 in excess thereof

Duke Energy Corporation, a Delaware corporation (the “Corporation”, which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to                               , or registered assigns, the principal sum of                                                      DOLLARS ($                        ) on the Stated Maturity shown above and to pay interest thereon from the Original Issue Date shown above, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, quarterly in arrears on each Interest Payment Date as specified above, commencing on September 10, 2021 and on the Stated Maturity at the rate per annum shown above until the principal hereof is paid or made available for payment and at such rate on any overdue principal and on any overdue installment of interest.  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date (other than an Interest Payment Date that is the Stated Maturity) will, as provided in the Indenture, be paid to the Person in whose name this Floating Rate Senior Note due 2023 (this “Security”) is registered on the applicable Regular Record Date as specified above next preceding such Interest Payment Date; provided that no interest will accrue on the Securities (as defined herein) on the Stated Maturity.  Interest on the Securities of this series will accrue from and including the Original Issue Date to, but excluding, the first Interest Payment Date. Starting on the first Interest Payment Date, interest on the Securities of this series will accrue from and including the last Interest Payment Date to which the Corporation has paid, or duly provided for the payment of, interest on the Securities of this series to, but excluding, the next succeeding Interest Payment Date. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange, if any, on which the Securities shall be listed, and upon such notice as may be required by any such exchange, all as more fully provided in the Indenture.

The amount of interest payable for any interest period will be computed on the basis of a 360-day year and the actual number of days in the Observation Period. If any Interest Payment Date falls on a day that is not a Business Day, the Corporation will make the interest payment on the next succeeding Business Day unless that Business Day is in the next succeeding calendar month, in which case (other than in the case of the Stated Maturity) the Corporation will make the interest payment on the immediately preceding Business Day. If an interest payment is made on the next succeeding Business Day, no interest will accrue as a result of the delay in payment. If the Stated Maturity falls on a day that is not a Business Day, the payment due on such date will be postponed to the next succeeding Business Day, and no further interest will accrue in respect of such postponement. “Business Day” means any day other than a Saturday or Sunday that is neither a Legal Holiday nor a day on which banking institutions in New York, New York are authorized or required by law, regulation or executive order to close, or a day on which the Corporate Trust Office is closed for business.  “Legal Holiday” means any day that is a legal holiday in New York, New York.

Payment of principal of, premium, if any, and interest on the Securities of this series shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.  Payments of principal of, premium, if any, and interest on the Securities of this series represented by a Global Security shall be made by wire transfer of immediately available funds to the Holder of such Global Security.  If any of the Securities of this series are no longer represented by a Global Security, (i) payments of principal, premium, if any, and interest due at the Stated Maturity or earlier redemption of such Securities shall be made at the office of the Paying Agent upon surrender of such Securities to the Paying Agent, and (ii) payments of interest shall be made, at the option of the Corporation, subject to such surrender where applicable, by (A) check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (B) wire transfer at such place and to such account at a banking institution in the United States as may be designated in writing to the Trustee at least sixteen (16) days prior to the date for payment by the Person entitled thereto.

For purposes of this Security, except as otherwise expressly provided or unless the context otherwise requires, the following terms have the following meanings:

“Calculation Agent” means a banking institution or trust company appointed by the Company to act as calculation agent, initially The Bank of New York Mellon Trust Company, N.A., pursuant to the Supplemental Indenture. For the avoidance of doubt, in no event shall the Calculation Agent, the Trustee or the Paying Agent be the Designee.

“interest period”, with respect to the Securities of this series, means (i) the period commencing on any Interest Payment Date (or, with respect to the initial interest period only, commencing on the Original Issue Date) to, but excluding, the next succeeding Interest Payment Date, or (ii) in the case of the last such period, the period from and including the Interest Payment Date immediately preceding the Stated Maturity to, but excluding, the Stated Maturity.

Compounded SOFR. “Compounded SOFR” will be determined by the Calculation Agent in accordance with the following formula (and the resulting percentage will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point):

(	SOFR IndexEnd	–	1)	X	360
	SOFR IndexStart				dc

where:

“SOFR IndexStart” = For periods other than the initial interest period, the SOFR Index value on the preceding Interest Payment Determination Date, and, for the initial interest period, the SOFR Index value two U.S. Government Securities Business Days before the Original Issue Date;

“SOFR IndexEnd” = The SOFR Index value on the Interest Payment Determination Date relating to the applicable Interest Payment Date (or, in the final interest period, relating to the Stated Maturity); and

“dc” is the number of calendar days in the relevant Observation Period.

For purposes of determining Compounded SOFR:

“Interest Payment Determination Date” means the date that is two U.S. Government Securities Business Days before each Interest Payment Date.

“Observation Period” means, in respect of each interest period, the period from, and including, the date that is two U.S. Government Securities Business Days preceding the first date in such interest period to, but excluding, the date that is two U.S. Government Securities Business Days preceding the Interest Payment Date for such interest period (or in the final interest period, preceding the Stated Maturity).

“SOFR Index” means, with respect to any U.S. Government Securities Business Day:

(1)	the SOFR Index value as published by the SOFR Administrator (as defined below) as such index appears on the SOFR Administrator’s Website at 3:00 p.m. (New York time) on such U.S. Government Securities Business Day (the “SOFR Index Determination Time”); provided that:

(2)	if a SOFR Index value does not so appear as specified in (1) above at the SOFR Index Determination Time, then: (i) if a Benchmark Transition Event and its related Benchmark Replacement Date have not occurred with respect to SOFR, then Compounded SOFR shall be the rate determined pursuant to the “SOFR Index Unavailable Provisions” described below; or (ii) if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to SOFR, then Compounded SOFR shall be the rate determined pursuant to the “Effect of Benchmark Transition Event” provisions described below.

“SOFR” means the daily secured overnight financing rate as provided by the SOFR Administrator on the SOFR Administrator’s Website.

“SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of SOFR).

“SOFR Administrator’s Website” means the website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org, or any successor source.

“U.S. Government Securities Business Day” means any day except for a Saturday, a Sunday or a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

Notwithstanding anything to the contrary in any transaction documents relating to this Security, if the Company (or its Designee) determines on or prior to the relevant Reference Time (as defined below) that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to determining Compounded SOFR, then the benchmark replacement provisions set forth below under “Effect of Benchmark Transition Event” will thereafter apply to all determinations of the rate of interest payable on the Floating Rate Notes.

For the avoidance of doubt, in accordance with the benchmark replacement provisions, after a Benchmark Transition Event and its related Benchmark Replacement Date have occurred, the interest rate for each interest period on the Floating Rate Notes will be an annual rate equal to the sum of the Benchmark Replacement and the Margin.

SOFR Index Unavailable Provisions. If a SOFR IndexStart or SOFR IndexEnd is not published on the associated Interest Payment Determination Date and a Benchmark Transition Event and its related Benchmark Replacement Date have not occurred with respect to SOFR, “Compounded SOFR” means, for the applicable interest period for which such index is not available, the rate of return on a daily compounded interest investment calculated in accordance with the formula for SOFR Averages, and definitions required for such formula, published on the SOFR Administrator’s Website, initially located at https://www.newyorkfed.org/markets/treasury-repo-reference-rates-information. For the purposes of this provision, references in the SOFR Averages compounding formula and related definitions to “calculation period” shall be replaced with “Observation Period” and the words “that is, 30-, 90-, or 180- calendar days” shall be removed. If SOFR does not so appear for any day, “i” in the Observation Period, SOFRi for such day “i” shall be SOFR published in respect of the first preceding U.S. Government Securities Business Day for which SOFR was published on the SOFR Administrator’s Website.

(a)                Determining the Floating Rate. This Security will bear interest for each quarterly interest period at an annual rate equal to Compounded SOFR, determined as described below, plus the Margin, from and including the Original Issue Date to, but excluding, the Stated Maturity. Interest will be payable quarterly in arrears on each Interest Payment Date, commencing September 10, 2021.

On each Interest Payment Determination Date relating to the applicable Interest Payment Date, the Calculation Agent will calculate the amount of accrued interest payable on this Security by multiplying (i) the outstanding principal amount of the Securities of this series by (ii) the product of (a) the interest rate for the relevant interest period multiplied by (b) the quotient of the actual number of calendar days in such Observation Period divided by 360. In no event will the interest on this Security be less than zero. The interest rate for any interest period will not be adjusted for any modifications or amendments to the SOFR Index or SOFR data that the Federal Reserve Bank of New York may publish after the interest rate for that interest period has been determined.

Absent willful misconduct, bad faith or manifest error, the calculation of the applicable interest rate for each interest period by the Calculation Agent, or in certain circumstances, by the Company (or its Designee) will be final and binding on the Corporation, the Trustee, and the Holders of the Securities of this Series.

None of the Trustee, Paying Agent, Security Registrar or Calculation Agent shall be under any obligation (i) to monitor, determine or verify the unavailability or cessation of SOFR or the SOFR Index, or whether or when there has occurred, or to give notice to any other transaction party of the occurrence of, any Benchmark Transition Event or related Benchmark Replacement Date, (ii) to select, determine or designate any Benchmark Replacement, or other successor or replacement benchmark index, or whether any conditions to the designation of such a rate or index have been satisfied, (iii) to select, determine or designate any Benchmark Replacement Adjustment, or other modifier to any replacement or successor index, or the business day convention, interest determination dates or any other relevant methodology for calculating any such substitute or successor benchmark, or (iv) to determine whether or what Benchmark Replacement Conforming Changes are necessary or advisable, if any, in connection with any of the foregoing. In connection with the foregoing, the Calculation Agent will be entitled to conclusively rely on any determinations made by the Company (or its Designee) and will have no liability for such actions taken at the direction of the Company (or its Designee).

None of the Trustee, Paying Agent, Security Registrar or Calculation Agent shall be liable for any inability, failure or delay on its part to perform any of its duties described in the Indenture as a result of the unavailability of SOFR, the SOFR Index or other applicable Benchmark Replacement, including as a result of any failure, inability, delay, error or inaccuracy on the part of any other transaction party in providing any direction, instruction, notice or information contemplated by the Indenture and reasonably required for the performance of such duties.

(b)                Effect of Benchmark Transition Event.

    (i)               Benchmark Replacement. If the Company (or its Designee) determines that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any determination of the Benchmark on any date, the Benchmark Replacement will replace the then-current Benchmark for all purposes relating to the Securities of this series in respect of such determination on such date and all determinations on all subsequent dates.

    (ii)               Benchmark Replacement Conforming Changes. In connection with the implementation of a Benchmark Replacement, the Company (or its Designee) will have the right to make Benchmark Replacement Conforming Changes from time to time.

    (iii)             Decisions and Replacement Conforming Changes. Any determination, decision or election that may be made by the Company (or its Designee) pursuant this clause (b), including any determination with respect to tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error, will be made in the Company’s (or its Designee’s) sole discretion, and, notwithstanding anything to the contrary in any transaction documentation relating to this Security, shall become effective without consent from the Holders of this Security or any other party.

Notwithstanding anything to the contrary in any transaction documents relating to this Security, if the Company (or its Designee) determines on or prior to the relevant Reference Time that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to determining Compounded SOFR, then the benchmark replacement provisions set forth in this clause (b) will thereafter apply to all determinations of the rate of interest payable on this Security.

For the avoidance of doubt, after a Benchmark Transition Event and its related Benchmark Replacement Date have occurred, the interest rate for each interest period on this Security will be an annual rate equal to the sum of the Benchmark Replacement and the Margin.

As used in this subsection “Effect of Benchmark Transition Event,” the following terms have the following meanings:

“Benchmark” means, initially, Compounded SOFR, as such term is defined above; provided that if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to Compounded SOFR (or the published SOFR Index used in the calculation thereof) or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement.

“Benchmark Replacement” means the first alternative set forth in the order below that can be determined by the Company (or its Designee) as of the Benchmark Replacement Date:

(1)	the sum of: (a) the alternate rate of interest that has been selected or recommended by the Relevant Governmental Body as the replacement for the then-current Benchmark and (b) the Benchmark Replacement Adjustment;

(2)	the sum of: (a) the ISDA Fallback Rate and (b) the Benchmark Replacement Adjustment; and

(3)	the sum of: (a) the alternate rate of interest that has been selected by the Company (or its Designee) as the replacement for the then-current Benchmark giving due consideration to any industry-accepted rate of interest as a replacement for the then-current Benchmark for U.S. dollar denominated Floating Rate Notes at such time and (b) the Benchmark Replacement Adjustment.

“Benchmark Replacement Adjustment” means the first alternative set forth in the order below that can be determined by the Company (or its Designee) as of the Benchmark Replacement Date:

(1)	the spread adjustment, or method for calculating or determining such spread adjustment, (which may be positive or negative value or zero) that has been selected or recommended by the Relevant Governmental Body for the applicable Unadjusted Benchmark Replacement;

(2)	if the applicable Unadjusted Benchmark Replacement is equivalent to the ISDA Fallback Rate, then the ISDA Fallback Adjustment; and

(3)	the spread adjustment (which may be a positive or negative value or zero) that has been selected by the Company (or its Designee) giving due consideration to any industry-accepted spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the then-current Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollar denominated Floating Rate Notes at such time.

The Benchmark Replacement Adjustment shall not include the Margin and such Margin shall be applied to the Benchmark Replacement to determine the interest payable on the Securities of this series.

“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition or interpretation of “interest period”, timing and frequency of determining rates and making payments of interest, rounding of amounts or tenor, and other administrative matters), or any other changes to any other terms or provisions of the Floating Rate Notes, in each case that the Company (or its Designee) decides may be appropriate to reflect the adoption of such Benchmark Replacement in a manner substantially consistent with market practice (or, if the Company (or its Designee) decides that adoption of any portion of such market practice is not administratively feasible or if the Company (or its Designee)) determines that no market practice for use of the Benchmark Replacement exists, in such other manner as the Company (or its Designee) determines is reasonably necessary or practicable).

“Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark:

(1)	in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of the Benchmark permanently or indefinitely ceases to provide the Benchmark; or

(2)	in the case of clause (3) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein.

For the avoidance of doubt, if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination.

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark (including the daily published component used in the calculation thereof):

(1)	a public statement or publication of information by or on behalf of the administrator of the Benchmark (or such component) announcing that such administrator has ceased or will cease to provide the Benchmark (or such component), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark (or such component);

(2)	a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark (or such component), the central bank for the currency of the Benchmark (or such component), an insolvency official with jurisdiction over the administrator for the Benchmark (or such component), a resolution authority with jurisdiction over the administrator for the Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for the Benchmark (or such component), which states that the administrator of the Benchmark (or such component) has ceased or will cease to provide the Benchmark (or such component) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark (or such component); or

(3)	a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark announcing that the Benchmark is no longer representative.

“ISDA Definitions” means the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time.

“ISDA Fallback Adjustment” means the spread adjustment (which may be a positive or negative value or zero) that would apply for derivatives transactions referencing the ISDA Definitions to be determined upon the occurrence of an index cessation event with respect to the Benchmark.

“ISDA Fallback Rate” means the rate that would apply for derivatives transactions referencing the ISDA Definitions to be effective upon the occurrence of an index cessation date with respect to the Benchmark for the applicable tenor excluding the applicable ISDA Fallback Adjustment.

“Reference Time” with respect to any determination of the Benchmark means (1) if the Benchmark is Compounded SOFR, the SOFR Index Determination Time, as such time is defined above, and (2) if the Benchmark is not Compounded SOFR, the time determined by the Company (or its Designee) in accordance with the Benchmark Replacement Conforming Changes.

“Relevant Governmental Body” means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York or any successor thereto.

“Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Replacement Adjustment.

The Securities of this series are not redeemable prior to maturity.

The Securities of this series shall not have a sinking fund.

The Securities of this series shall constitute the direct unsecured and unsubordinated debt obligations of the Corporation and shall rank equally in priority with the Corporation’s existing and future unsecured and unsubordinated indebtedness.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SECURITY SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by the Trustee by manual, facsimile or electronic signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Corporation has caused this instrument to be duly executed as of June 10, 2021.

Duke Energy Corporation

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated: June 10, 2021	The Bank of New York Mellon Trust Company, N.A., as Trustee

By:
Authorized Signatory

(Reverse Side of Security)

This Floating Rate Senior Note due 2023 is one of a duly authorized issue of Securities of the Corporation (the “Securities”), issued and issuable in one or more series under an Indenture, dated as of June 3, 2008, as supplemented (as so supplemented, the “Indenture”), between the Corporation and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.), as Trustee (the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitation of rights, duties and immunities thereunder of the Corporation, the Trustee and the Holders of the Securities issued thereunder and of the terms upon which said Securities are, and are to be, authenticated and delivered.  This Security is one of the series designated on the face hereof as Floating Rate Senior Notes due 2023 initially in the aggregate principal amount of $500,000,000.  Capitalized terms used herein for which no definition is provided herein shall have the meanings set forth in the Indenture.

If an Event of Default with respect to the Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Corporation and the rights of the Holders of the Securities of all series affected under the Indenture at any time by the Corporation and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of all series affected thereby (voting as one class).  The Indenture contains provisions permitting the Holders of not less than a majority in principal amount of the Outstanding Securities of all series with respect to which a default under the Indenture shall have occurred and be continuing (voting as one class), on behalf of the Holders of the Securities of all such series, to waive, with certain exceptions, such default under the Indenture and its consequences.  The Indenture also permits the Holders of not less than a majority in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Corporation with certain provisions of the Indenture affecting such series.  Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay the principal of and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Corporation for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Corporation and the Security Registrar and duly executed by, the Holder hereof or his attorney duly authorized in writing and thereupon one or more new Securities of this series, of authorized denominations and of like tenor and for the same aggregate principal amount, will be issued to the designated transferee or transferees.  No service charge shall be made for any such registration of transfer or exchange, but the Corporation may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of the Securities of this series and for covenant defeasance at any time of certain covenants in the Indenture upon compliance with certain conditions set forth in the Indenture.

Prior to due presentment of this Security for registration of transfer, the Corporation, the Trustee and any agent of the Corporation or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Corporation, the Trustee nor any such agent shall be affected by notice to the contrary.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 or any integral multiple of $1,000 in excess thereof.  As provided in the Indenture and subject to the limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same upon surrender of the Security or Securities to be exchanged at the office or agency of the Corporation.

This Security shall be governed by, and construed in accordance with, the laws of the State of New York.

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM — as tenants in common	UNIF GIFT MIN ACT - ______Custodian ________ (Cust) (Minor)

TEN ENT — as tenants by the entireties

JT TEN — as joint tenants with rights of survivorship and not as tenants in common	under Uniform Gifts to Minors Act ____________________
(State)

Additional abbreviations may also be used though not on the above list.

FOR VALUE RECEIVED, the undersigned hereby sell(s) and transfer(s) unto (please insert Social Security or other identifying number of assignee)

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE OF ASSIGNEE

the within Security and all rights thereunder, hereby irrevocably constituting and appointing                      agent to transfer said Security on the books of the Corporation, with full power of substitution in the premises.

Dated:

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular without alteration or enlargement, or any change whatever.

Signature Guarantee:

SIGNATURE GUARANTEE

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT B

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:	The Bank of New York Mellon Trust Company, N.A., as Trustee

By:
Authorized Signatory

B-1

EXHIBIT C

FORM OF

2.55% SENIOR NOTE DUE 2031

No.	CUSIP No. 26441C BL8

DUKE ENERGY CORPORATION

2.55% SENIOR NOTE DUE 2031

Principal Amount:  $

Regular Record Date:  [Close of business on the business day immediately preceding such Interest Payment Date so long as all of the Securities (as defined herein) of this series remain in book-entry only form] [Close of business on the 15th calendar day next preceding such Interest Payment Date (whether or not a Business Day) if any of the Securities (as defined herein) of this series do not remain in book-entry only form]

Original Issue Date:  June 10, 2021

Stated Maturity: June 15, 2031

Interest Payment Dates:  Semi-annually on June 15 and December 15 of each year, commencing on December 15, 2021

Interest Rate: 2.55% per annum

Authorized Denomination:  $2,000 or any integral multiple of $1,000 in excess thereof

Duke Energy Corporation, a Delaware corporation (the “Corporation”, which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to                               , or registered assigns, the principal sum of                                                      DOLLARS ($                        ) on the Stated Maturity shown above and to pay interest thereon from the Original Issue Date shown above, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on each Interest Payment Date as specified above, commencing on December 15, 2021 and on the Stated Maturity at the rate per annum shown above until the principal hereof is paid or made available for payment and at such rate on any overdue principal and on any overdue installment of interest.  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date (other than an Interest Payment Date that is the Stated Maturity or a Redemption Date) will, as provided in the Indenture, be paid to the Person in whose name this 2.55% Senior Note due 2031 (this “Security”) is registered on the applicable Regular Record Date as specified above next preceding such Interest Payment Date; provided that any interest payable at Stated Maturity or on a Redemption Date will be paid to the Person to whom principal is payable.  Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange, if any, on which the Securities shall be listed, and upon such notice as may be required by any such exchange, all as more fully provided in the Indenture.

Payments of interest on this Security will include interest accrued to but excluding the respective Interest Payment Dates.  Interest payments for this Security shall be computed and paid on the basis of a 360-day year consisting of twelve 30-day months and will accrue from June 10, 2021 or from the most recent Interest Payment Date to which interest has been paid or duly provided for.  In the event that any date on which interest is payable on this Security is not a Business Day, then payment of the interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or payment in respect of any such delay) with the same force and effect as if made on the date the payment was originally payable.  “Business Day” means any day other than a Saturday or Sunday that is neither a Legal Holiday nor a day on which banking institutions in New York, New York are authorized or required by law, regulation or executive order to close, or a day on which the Corporate Trust Office is closed for business.  “Legal Holiday” means any day that is a legal holiday in New York, New York.

Payment of principal of, premium, if any, and interest on the Securities of this series shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.  Payments of principal of, premium, if any, and interest on the Securities of this series represented by a Global Security shall be made by wire transfer of immediately available funds to the Holder of such Global Security.  If any of the Securities of this series are no longer represented by a Global Security, (i) payments of principal, premium, if any, and interest due at the Stated Maturity or earlier redemption of such Securities shall be made at the office of the Paying Agent upon surrender of such Securities to the Paying Agent, and (ii) payments of interest shall be made, at the option of the Corporation, subject to such surrender where applicable, by (A) check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (B) wire transfer at such place and to such account at a banking institution in the United States as may be designated in writing to the Trustee at least sixteen (16) days prior to the date for payment by the Person entitled thereto.

At any time before March 15, 2031 (the “Par Call Date”), the Securities of this series shall be redeemable, in whole or in part and from time to time, at the option of the Corporation, on any date (a “Redemption Date”), at a redemption price equal to the greater of (i) 100% of the principal amount of the Securities of this series being redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Securities of this series being redeemed that would be due if this Security matured on the Par Call Date (exclusive of interest accrued to such Redemption Date), discounted to such Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points, plus, in either case, accrued and unpaid interest on the principal amount the Securities of this series being redeemed to, but excluding, such Redemption Date.

At any time on or after the Par Call Date, the Securities of this series shall be redeemable, in whole or in part and from time to time, at the option of the Corporation, at a redemption price equal to 100% of the principal amount of the Securities of this series being redeemed plus accrued and unpaid interest on the principal amount of such Securities of this series being redeemed to, but excluding such Redemption Date.

For purposes of the second preceding paragraph, the following terms have the following meanings:

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having an actual or interpolated maturity comparable to the remaining term of the Securities of this series to be redeemed (assuming for this purpose this Security matured on the Par Call Date), that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities of this series.

“Comparable Treasury Price” means, with respect to any Redemption Date for the Securities of this series, (1) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (2) if fewer than four of such Reference Treasury Dealer Quotations are obtained, the average of all such Reference Treasury Dealer Quotations as determined by the Corporation.

“Quotation Agent” means one of the Reference Treasury Dealers appointed by the Corporation.

“Reference Treasury Dealer” means each of (i) Barclays Capital Inc., BofA Securities, Inc., RBC Capital Markets, LLC and Wells Fargo Securities, LLC and (ii) a Primary Treasury Dealer (as defined below) selected by PNC Capital Markets LLC, or, in each case, their respective affiliates or successors, each of which is a primary U.S. Government securities dealer in the United States (a “Primary Treasury Dealer”); provided, however, that if any of the foregoing or their affiliates or successors shall cease to be a Primary Treasury Dealer, the Corporation will substitute therefor another Primary Treasury Dealer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date for the Securities of this series, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Quotation Agent by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.

“Treasury Rate” means, with respect to any Redemption Date for the Securities of this series, the rate per annum equal to the semi-annual equivalent yield to maturity or interpolated maturity (on a day count basis) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date. The Treasury Rate shall be calculated by the Corporation on the third Business Day preceding the Redemption Date.

The Corporation shall notify the Trustee of the redemption price with respect to any redemption of the Securities of this series occurring before the Par Call Date promptly after the calculation thereof. The Trustee shall not be responsible for calculating said redemption price.

Notice of any redemption by the Corporation will be mailed (or, as long as the Securities of this series are represented by one or more Global Securities, transmitted in accordance with the Depositary’s standard procedures therefor) at least 10 days but not more than 60 days before any Redemption Date to each Holder of Securities of this series to be redeemed.  If Notice of a redemption is provided and funds are deposited as required, interest will cease to accrue on and after the Redemption Date on the Securities of this series or portions of Securities of this series called for redemption.  In the event that any Redemption Date is not a Business Day, the Corporation will pay the redemption price on the next Business Day without any interest or other payment in respect of any such delay.  If less than all the Securities of this series are to be redeemed at the option of the Corporation, the Securities of this series and portions of the Securities of this series in amounts of $2,000 or any integral multiple of $1,000 in excess thereof shall be selected for redemption in accordance with the standard procedures of the Depositary.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the surrender hereof.

The Securities of this series shall not have a sinking fund.

The Securities of this series shall constitute the direct unsecured and unsubordinated debt obligations of the Corporation and shall rank equally in priority with the Corporation’s existing and future unsecured and unsubordinated indebtedness.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SECURITY SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by the Trustee by manual, facsimile or electronic signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Corporation has caused this instrument to be duly executed as of June 10, 2021.

Duke Energy Corporation

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated: June 10, 2021	The Bank of New York Mellon Trust Company, N.A., as Trustee

By:
Authorized Signatory

(Reverse Side of Security)

This 2.55% Senior Note due 2031 is one of a duly authorized issue of Securities of the Corporation (the “Securities”), issued and issuable in one or more series under an Indenture, dated as of June 3, 2008, as supplemented (the “Indenture”), between the Corporation and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.), as Trustee (the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitation of rights, duties and immunities thereunder of the Corporation, the Trustee and the Holders of the Securities issued thereunder and of the terms upon which said Securities are, and are to be, authenticated and delivered.  This Security is one of the series designated on the face hereof as 2.55% Senior Notes due 2031 initially in the aggregate principal amount of $1,000,000,000.  Capitalized terms used herein for which no definition is provided herein shall have the meanings set forth in the Indenture.

If an Event of Default with respect to the Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Corporation and the rights of the Holders of the Securities of all series affected under the Indenture at any time by the Corporation and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of all series affected thereby (voting as one class).  The Indenture contains provisions permitting the Holders of not less than a majority in principal amount of the Outstanding Securities of all series with respect to which a default under the Indenture shall have occurred and be continuing (voting as one class), on behalf of the Holders of the Securities of all such series, to waive, with certain exceptions, such default under the Indenture and its consequences.  The Indenture also permits the Holders of not less than a majority in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Corporation with certain provisions of the Indenture affecting such series.  Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay the principal of and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Corporation for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Corporation and the Security Registrar and duly executed by, the Holder hereof or his attorney duly authorized in writing and thereupon one or more new Securities of this series, of authorized denominations and of like tenor and for the same aggregate principal amount, will be issued to the designated transferee or transferees.  No service charge shall be made for any such registration of transfer or exchange, but the Corporation may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of the Securities of this series and for covenant defeasance at any time of certain covenants in the Indenture upon compliance with certain conditions set forth in the Indenture.

Prior to due presentment of this Security for registration of transfer, the Corporation, the Trustee and any agent of the Corporation or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Corporation, the Trustee nor any such agent shall be affected by notice to the contrary.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 or any integral multiple of $1,000 in excess thereof.  As provided in the Indenture and subject to the limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same upon surrender of the Security or Securities to be exchanged at the office or agency of the Corporation.

This Security shall be governed by, and construed in accordance with, the laws of the State of New York.

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM — as tenants in common	UNIF GIFT MIN ACT - ______Custodian ______ (Cust) (Minor)

TEN ENT — as tenants by the entireties

JT TEN — as joint tenants with rights of survivorship and not as tenants in common	under Uniform Gifts to Minors Act ____________________
(State)

Additional abbreviations may also be used though not on the above list.

FOR VALUE RECEIVED, the undersigned hereby sell(s) and transfer(s) unto (please insert Social Security or other identifying number of assignee)

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE OF ASSIGNEE

the within Security and all rights thereunder, hereby irrevocably constituting and appointing                      agent to transfer said Security on the books of the Corporation, with full power of substitution in the premises.

Dated:

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular without alteration or enlargement, or any change whatever.

Signature Guarantee:

SIGNATURE GUARANTEE

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT D

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:	The Bank of New York Mellon Trust Company, N.A., as Trustee

By:
Authorized Signatory

D-1

EXHIBIT E

FORM OF

3.30% SENIOR NOTE DUE 2041

No.	CUSIP No. 26441C BM6

DUKE ENERGY CORPORATION

3.30% SENIOR NOTE DUE 2041

Principal Amount:  $

Regular Record Date:  [Close of business on the business day immediately preceding such Interest Payment Date so long as all of the Securities (as defined herein) of this series remain in book-entry only form] [Close of business on the 15th calendar day next preceding such Interest Payment Date (whether or not a Business Day) if any of the Securities (as defined herein) of this series do not remain in book-entry only form]

Original Issue Date:  June 10, 2021

Stated Maturity: June 15, 2041

Interest Payment Dates:  Semi-annually on June 15 and December 15 of each year, commencing on December 15, 2021

Interest Rate: 3.30% per annum

Authorized Denomination:  $2,000 or any integral multiple of $1,000 in excess thereof

Duke Energy Corporation, a Delaware corporation (the “Corporation”, which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to                               , or registered assigns, the principal sum of                                                      DOLLARS ($                        ) on the Stated Maturity shown above and to pay interest thereon from the Original Issue Date shown above, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on each Interest Payment Date as specified above, commencing on December 15, 2021 and on the Stated Maturity at the rate per annum shown above until the principal hereof is paid or made available for payment and at such rate on any overdue principal and on any overdue installment of interest.  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date (other than an Interest Payment Date that is the Stated Maturity or a Redemption Date) will, as provided in the Indenture, be paid to the Person in whose name this 3.30% Senior Note due 2041 (this “Security”) is registered on the applicable Regular Record Date as specified above next preceding such Interest Payment Date; provided that any interest payable at Stated Maturity or on a Redemption Date will be paid to the Person to whom principal is payable.  Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange, if any, on which the Securities shall be listed, and upon such notice as may be required by any such exchange, all as more fully provided in the Indenture.

Payments of interest on this Security will include interest accrued to but excluding the respective Interest Payment Dates.  Interest payments for this Security shall be computed and paid on the basis of a 360-day year consisting of twelve 30-day months and will accrue from June 10, 2021 or from the most recent Interest Payment Date to which interest has been paid or duly provided for.  In the event that any date on which interest is payable on this Security is not a Business Day, then payment of the interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or payment in respect of any such delay) with the same force and effect as if made on the date the payment was originally payable.  “Business Day” means any day other than a Saturday or Sunday that is neither a Legal Holiday nor a day on which banking institutions in New York, New York are authorized or required by law, regulation or executive order to close, or a day on which the Corporate Trust Office is closed for business.  “Legal Holiday” means any day that is a legal holiday in New York, New York.

Payment of principal of, premium, if any, and interest on the Securities of this series shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.  Payments of principal of, premium, if any, and interest on the Securities of this series represented by a Global Security shall be made by wire transfer of immediately available funds to the Holder of such Global Security.  If any of the Securities of this series are no longer represented by a Global Security, (i) payments of principal, premium, if any, and interest due at the Stated Maturity or earlier redemption of such Securities shall be made at the office of the Paying Agent upon surrender of such Securities to the Paying Agent, and (ii) payments of interest shall be made, at the option of the Corporation, subject to such surrender where applicable, by (A) check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (B) wire transfer at such place and to such account at a banking institution in the United States as may be designated in writing to the Trustee at least sixteen (16) days prior to the date for payment by the Person entitled thereto.

At any time before December 15, 2040 (the “Par Call Date”), the Securities of this series shall be redeemable, in whole or in part and from time to time, at the option of the Corporation, on any date (a “Redemption Date”), at a redemption price equal to the greater of (i) 100% of the principal amount of the Securities of this series being redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Securities of this series being redeemed that would be due if this Security matured on the Par Call Date (exclusive of interest accrued to such Redemption Date), discounted to such Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points, plus, in either case, accrued and unpaid interest on the principal amount the Securities of this series being redeemed to, but excluding, such Redemption Date.

At any time on or after the Par Call Date, the Securities of this series shall be redeemable, in whole or in part and from time to time, at the option of the Corporation, at a redemption price equal to 100% of the principal amount of the Securities of this series being redeemed plus accrued and unpaid interest on the principal amount of such Securities of this series being redeemed to, but excluding such Redemption Date.

For purposes of the second preceding paragraph, the following terms have the following meanings:

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having an actual or interpolated maturity comparable to the remaining term of the Securities of this series to be redeemed (assuming for this purpose this Security matured on the Par Call Date), that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities of this series.

“Comparable Treasury Price” means, with respect to any Redemption Date for the Securities of this series, (1) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (2) if fewer than four of such Reference Treasury Dealer Quotations are obtained, the average of all such Reference Treasury Dealer Quotations as determined by the Corporation.

“Quotation Agent” means one of the Reference Treasury Dealers appointed by the Corporation.

“Reference Treasury Dealer” means each of (i) Barclays Capital Inc., BofA Securities, Inc., RBC Capital Markets, LLC and Wells Fargo Securities, LLC and (ii) a Primary Treasury Dealer (as defined below) selected by PNC Capital Markets LLC, or, in each case, their respective affiliates or successors, each of which is a primary U.S. Government securities dealer in the United States (a “Primary Treasury Dealer”); provided, however, that if any of the foregoing or their affiliates or successors shall cease to be a Primary Treasury Dealer, the Corporation will substitute therefor another Primary Treasury Dealer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date for the Securities of this series, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Quotation Agent by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.

“Treasury Rate” means, with respect to any Redemption Date for the Securities of this series, the rate per annum equal to the semi-annual equivalent yield to maturity or interpolated maturity (on a day count basis) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date. The Treasury Rate shall be calculated by the Corporation on the third Business Day preceding the Redemption Date.

The Corporation shall notify the Trustee of the redemption price with respect to any redemption of the Securities of this series occurring before the Par Call Date promptly after the calculation thereof. The Trustee shall not be responsible for calculating said redemption price.

Notice of any redemption by the Corporation will be mailed (or, as long as the Securities of this series are represented by one or more Global Securities, transmitted in accordance with the Depositary’s standard procedures therefor) at least 10 days but not more than 60 days before any Redemption Date to each Holder of Securities of this series to be redeemed.  If Notice of a redemption is provided and funds are deposited as required, interest will cease to accrue on and after the Redemption Date on the Securities of this series or portions of Securities of this series called for redemption.  In the event that any Redemption Date is not a Business Day, the Corporation will pay the redemption price on the next Business Day without any interest or other payment in respect of any such delay.  If less than all the Securities of this series are to be redeemed at the option of the Corporation, the Securities of this series and portions of the Securities of this series in amounts of $2,000 or any integral multiple of $1,000 in excess thereof shall be selected for redemption in accordance with the standard procedures of the Depositary.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the surrender hereof.

The Securities of this series shall not have a sinking fund.

The Securities of this series shall constitute the direct unsecured and unsubordinated debt obligations of the Corporation and shall rank equally in priority with the Corporation’s existing and future unsecured and unsubordinated indebtedness.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SECURITY SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by the Trustee by manual, facsimile or electronic signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Corporation has caused this instrument to be duly executed as of June 10, 2021.

Duke Energy Corporation

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated: June 10, 2021	The Bank of New York Mellon Trust Company, N.A., as Trustee

By:
Authorized Signatory

(Reverse Side of Security)

This 3.30% Senior Note due 2041 is one of a duly authorized issue of Securities of the Corporation (the “Securities”), issued and issuable in one or more series under an Indenture, dated as of June 3, 2008, as supplemented (the “Indenture”), between the Corporation and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.), as Trustee (the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitation of rights, duties and immunities thereunder of the Corporation, the Trustee and the Holders of the Securities issued thereunder and of the terms upon which said Securities are, and are to be, authenticated and delivered.  This Security is one of the series designated on the face hereof as 3.30% Senior Notes due 2041 initially in the aggregate principal amount of $750,000,000.  Capitalized terms used herein for which no definition is provided herein shall have the meanings set forth in the Indenture.

If an Event of Default with respect to the Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Corporation and the rights of the Holders of the Securities of all series affected under the Indenture at any time by the Corporation and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of all series affected thereby (voting as one class).  The Indenture contains provisions permitting the Holders of not less than a majority in principal amount of the Outstanding Securities of all series with respect to which a default under the Indenture shall have occurred and be continuing (voting as one class), on behalf of the Holders of the Securities of all such series, to waive, with certain exceptions, such default under the Indenture and its consequences.  The Indenture also permits the Holders of not less than a majority in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Corporation with certain provisions of the Indenture affecting such series.  Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay the principal of and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Corporation for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Corporation and the Security Registrar and duly executed by, the Holder hereof or his attorney duly authorized in writing and thereupon one or more new Securities of this series, of authorized denominations and of like tenor and for the same aggregate principal amount, will be issued to the designated transferee or transferees.  No service charge shall be made for any such registration of transfer or exchange, but the Corporation may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of the Securities of this series and for covenant defeasance at any time of certain covenants in the Indenture upon compliance with certain conditions set forth in the Indenture.

Prior to due presentment of this Security for registration of transfer, the Corporation, the Trustee and any agent of the Corporation or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Corporation, the Trustee nor any such agent shall be affected by notice to the contrary.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 or any integral multiple of $1,000 in excess thereof.  As provided in the Indenture and subject to the limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same upon surrender of the Security or Securities to be exchanged at the office or agency of the Corporation.

This Security shall be governed by, and construed in accordance with, the laws of the State of New York.

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM — as tenants in common	UNIF GIFT MIN ACT - ______Custodian ______ (Cust) (Minor)

TEN ENT — as tenants by the entireties

JT TEN — as joint tenants with rights of survivorship and not as tenants in common	under Uniform Gifts to Minors Act ____________________
(State)

Additional abbreviations may also be used though not on the above list.

FOR VALUE RECEIVED, the undersigned hereby sell(s) and transfer(s) unto (please insert Social Security or other identifying number of assignee)

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE OF ASSIGNEE

the within Security and all rights thereunder, hereby irrevocably constituting and appointing                      agent to transfer said Security on the books of the Corporation, with full power of substitution in the premises.

Dated:

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular without alteration or enlargement, or any change whatever.

Signature
Guarantee:

SIGNATURE GUARANTEE

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT F

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:	The Bank of New York Mellon Trust Company, N.A., as Trustee

By:
Authorized Signatory

F-1

EXHIBIT G

FORM OF

3.50% SENIOR NOTE DUE 2051

No.	CUSIP No. 26441C BN4

DUKE ENERGY CORPORATION

3.50% SENIOR NOTE DUE 2051

Principal Amount:  $

Regular Record Date:  [Close of business on the business day immediately preceding such Interest Payment Date so long as all of the Securities (as defined herein) of this series remain in book-entry only form] [Close of business on the 15th calendar day next preceding such Interest Payment Date (whether or not a Business Day) if any of the Securities (as defined herein) of this series do not remain in book-entry only form]

Original Issue Date:  June 10, 2021

Stated Maturity: June 15, 2051

Interest Payment Dates:  Semi-annually on June 15 and December 15 of each year, commencing on December 15, 2021

Interest Rate: 3.50% per annum

Authorized Denomination:  $2,000 or any integral multiple of $1,000 in excess thereof

Duke Energy Corporation, a Delaware corporation (the “Corporation”, which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to                               , or registered assigns, the principal sum of                                                      DOLLARS ($                        ) on the Stated Maturity shown above and to pay interest thereon from the Original Issue Date shown above, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on each Interest Payment Date as specified above, commencing on December 15, 2021 and on the Stated Maturity at the rate per annum shown above until the principal hereof is paid or made available for payment and at such rate on any overdue principal and on any overdue installment of interest.  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date (other than an Interest Payment Date that is the Stated Maturity or a Redemption Date) will, as provided in the Indenture, be paid to the Person in whose name this 3.50% Senior Note due 2051 (this “Security”) is registered on the applicable Regular Record Date as specified above next preceding such Interest Payment Date; provided that any interest payable at Stated Maturity or on a Redemption Date will be paid to the Person to whom principal is payable.  Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange, if any, on which the Securities shall be listed, and upon such notice as may be required by any such exchange, all as more fully provided in the Indenture.

Payments of interest on this Security will include interest accrued to but excluding the respective Interest Payment Dates.  Interest payments for this Security shall be computed and paid on the basis of a 360-day year consisting of twelve 30-day months and will accrue from June 10, 2021 or from the most recent Interest Payment Date to which interest has been paid or duly provided for.  In the event that any date on which interest is payable on this Security is not a Business Day, then payment of the interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or payment in respect of any such delay) with the same force and effect as if made on the date the payment was originally payable.  “Business Day” means any day other than a Saturday or Sunday that is neither a Legal Holiday nor a day on which banking institutions in New York, New York are authorized or required by law, regulation or executive order to close, or a day on which the Corporate Trust Office is closed for business.  “Legal Holiday” means any day that is a legal holiday in New York, New York.

Payment of principal of, premium, if any, and interest on the Securities of this series shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.  Payments of principal of, premium, if any, and interest on the Securities of this series represented by a Global Security shall be made by wire transfer of immediately available funds to the Holder of such Global Security.  If any of the Securities of this series are no longer represented by a Global Security, (i) payments of principal, premium, if any, and interest due at the Stated Maturity or earlier redemption of such Securities shall be made at the office of the Paying Agent upon surrender of such Securities to the Paying Agent, and (ii) payments of interest shall be made, at the option of the Corporation, subject to such surrender where applicable, by (A) check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (B) wire transfer at such place and to such account at a banking institution in the United States as may be designated in writing to the Trustee at least sixteen (16) days prior to the date for payment by the Person entitled thereto.

At any time before December 15, 2050 (the “Par Call Date”), the Securities of this series shall be redeemable, in whole or in part and from time to time, at the option of the Corporation, on any date (a “Redemption Date”), at a redemption price equal to the greater of (i) 100% of the principal amount of the Securities of this series being redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Securities of this series being redeemed that would be due if this Security matured on the Par Call Date (exclusive of interest accrued to such Redemption Date), discounted to such Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points, plus, in either case, accrued and unpaid interest on the principal amount the Securities of this series being redeemed to, but excluding, such Redemption Date.

At any time on or after the Par Call Date, the Securities of this series shall be redeemable, in whole or in part and from time to time, at the option of the Corporation, at a redemption price equal to 100% of the principal amount of the Securities of this series being redeemed plus accrued and unpaid interest on the principal amount of such Securities of this series being redeemed to, but excluding such Redemption Date.

For purposes of the second preceding paragraph, the following terms have the following meanings:

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having an actual or interpolated maturity comparable to the remaining term of the Securities of this series to be redeemed (assuming for this purpose this Security matured on the Par Call Date), that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities of this series.

“Comparable Treasury Price” means, with respect to any Redemption Date for the Securities of this series, (1) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (2) if fewer than four of such Reference Treasury Dealer Quotations are obtained, the average of all such Reference Treasury Dealer Quotations as determined by the Corporation.

“Quotation Agent” means one of the Reference Treasury Dealers appointed by the Corporation.

“Reference Treasury Dealer” means each of (i) Barclays Capital Inc., BofA Securities, Inc., RBC Capital Markets, LLC and Wells Fargo Securities, LLC and (ii) a Primary Treasury Dealer (as defined below) selected by PNC Capital Markets LLC, or, in each case, their respective affiliates or successors, each of which is a primary U.S. Government securities dealer in the United States (a “Primary Treasury Dealer”); provided, however, that if any of the foregoing or their affiliates or successors shall cease to be a Primary Treasury Dealer, the Corporation will substitute therefor another Primary Treasury Dealer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date for the Securities of this series, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Quotation Agent by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.

“Treasury Rate” means, with respect to any Redemption Date for the Securities of this series, the rate per annum equal to the semi-annual equivalent yield to maturity or interpolated maturity (on a day count basis) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date. The Treasury Rate shall be calculated by the Corporation on the third Business Day preceding the Redemption Date.

The Corporation shall notify the Trustee of the redemption price with respect to any redemption of the Securities of this series occurring before the Par Call Date promptly after the calculation thereof. The Trustee shall not be responsible for calculating said redemption price.

Notice of any redemption by the Corporation will be mailed (or, as long as the Securities of this series are represented by one or more Global Securities, transmitted in accordance with the Depositary’s standard procedures therefor) at least 10 days but not more than 60 days before any Redemption Date to each Holder of Securities of this series to be redeemed.  If Notice of a redemption is provided and funds are deposited as required, interest will cease to accrue on and after the Redemption Date on the Securities of this series or portions of Securities of this series called for redemption.  In the event that any Redemption Date is not a Business Day, the Corporation will pay the redemption price on the next Business Day without any interest or other payment in respect of any such delay.  If less than all the Securities of this series are to be redeemed at the option of the Corporation, the Securities of this series and portions of the Securities of this series in amounts of $2,000 or any integral multiple of $1,000 in excess thereof shall be selected for redemption in accordance with the standard procedures of the Depositary.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the surrender hereof.

The Securities of this series shall not have a sinking fund.

The Securities of this series shall constitute the direct unsecured and unsubordinated debt obligations of the Corporation and shall rank equally in priority with the Corporation’s existing and future unsecured and unsubordinated indebtedness.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SECURITY SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by the Trustee by manual, facsimile or electronic signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Corporation has caused this instrument to be duly executed as of June 10, 2021.

Duke Energy Corporation

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated: June 10, 2021	The Bank of New York Mellon Trust Company, N.A., as Trustee

By:
Authorized Signatory

(Reverse Side of Security)

This 3.50% Senior Note due 2051 is one of a duly authorized issue of Securities of the Corporation (the “Securities”), issued and issuable in one or more series under an Indenture, dated as of June 3, 2008, as supplemented (the “Indenture”), between the Corporation and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.), as Trustee (the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitation of rights, duties and immunities thereunder of the Corporation, the Trustee and the Holders of the Securities issued thereunder and of the terms upon which said Securities are, and are to be, authenticated and delivered.  This Security is one of the series designated on the face hereof as 3.50% Senior Notes due 2051 initially in the aggregate principal amount of $750,000,000.  Capitalized terms used herein for which no definition is provided herein shall have the meanings set forth in the Indenture.

If an Event of Default with respect to the Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Corporation and the rights of the Holders of the Securities of all series affected under the Indenture at any time by the Corporation and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of all series affected thereby (voting as one class).  The Indenture contains provisions permitting the Holders of not less than a majority in principal amount of the Outstanding Securities of all series with respect to which a default under the Indenture shall have occurred and be continuing (voting as one class), on behalf of the Holders of the Securities of all such series, to waive, with certain exceptions, such default under the Indenture and its consequences.  The Indenture also permits the Holders of not less than a majority in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Corporation with certain provisions of the Indenture affecting such series.  Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay the principal of and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Corporation for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Corporation and the Security Registrar and duly executed by, the Holder hereof or his attorney duly authorized in writing and thereupon one or more new Securities of this series, of authorized denominations and of like tenor and for the same aggregate principal amount, will be issued to the designated transferee or transferees.  No service charge shall be made for any such registration of transfer or exchange, but the Corporation may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of the Securities of this series and for covenant defeasance at any time of certain covenants in the Indenture upon compliance with certain conditions set forth in the Indenture.

Prior to due presentment of this Security for registration of transfer, the Corporation, the Trustee and any agent of the Corporation or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Corporation, the Trustee nor any such agent shall be affected by notice to the contrary.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 or any integral multiple of $1,000 in excess thereof.  As provided in the Indenture and subject to the limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same upon surrender of the Security or Securities to be exchanged at the office or agency of the Corporation.

This Security shall be governed by, and construed in accordance with, the laws of the State of New York.

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM — as tenants in common	UNIF GIFT MIN ACT - ______Custodian ______ (Cust) (Minor)

TEN ENT — as tenants by the entireties

JT TEN — as joint tenants with rights of survivorship and not as tenants in common	under Uniform Gifts to Minors Act ____________________
(State)

Additional abbreviations may also be used though not on the above list.

FOR VALUE RECEIVED, the undersigned hereby sell(s) and transfer(s) unto (please insert Social Security or other identifying number of assignee)

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE OF ASSIGNEE

the within Security and all rights thereunder, hereby irrevocably constituting and appointing                      agent to transfer said Security on the books of the Corporation, with full power of substitution in the premises.

Dated:
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular without alteration or enlargement, or any change whatever.

Signature Guarantee:

SIGNATURE GUARANTEE

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT H

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:	The Bank of New York Mellon Trust Company, N.A., as Trustee

By:
Authorized Signatory

H-1